                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                                   PROFUNDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)

 Please vote all issues on the proxy card that you receive. Thank you for voting your shares promptly.

                                    ProFunds
                        7900 Wisconsin Avenue, Suite 300
                            Bethesda, Maryland 20814

                                                                   March 9, 2001

Dear Shareholder:

   The Board of Trustees (the "Trustees") has called a Special Meeting of Shareholders of the Money Market ProFund to take place on April 25, 2001 at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219 at 2:00 p.m., Eastern Standard Time. The Trustees have called this meeting to request shareholder approval on a proposal relating to the management and operation of the Money Market ProFund.

   The Trustees are asking shareholders to approve an investment advisory agreement, which would allow the Trustees at their discretion, at some future date, to terminate the current master feeder structure of the fund and implement the proposed investment advisory agreement. In the event, the proposed investment advisory agreement would result in ProFund Advisors LLC taking over investment management of the Money Market ProFund.

What you need to do:

 .  Read all enclosed materials.

 .  Choose one of the following options to vote:

  1. By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided.
  2. By Telephone: Call the toll-free number on your proxy card.
  3. By Internet: Log on to www.proxyvote.com.
  4. Attend the Shareholder Meeting (details enclosed).

   ProFunds has enlisted the services of Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call from SCC encouraging you to exercise your right to vote.

   The Trustees of ProFunds believe that this proposal is important and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

                                          Respectfully,

                                          /s/ Michael Sapir

                                          Michael Sapir
                                          President and Chairman of the Board
                                          ProFunds

 SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD, BY TELEPHONE OR THROUGH THE INTERNET, TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                              Money Market ProFund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held April 25, 2001

To Investor Class Shareholders of the Money Market ProFund:

   Notice is hereby given that a special meeting of shareholders of the Money Market ProFund (the "Trust") will be held at 2:00 p.m. on April 25, 2001 at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), for the following purposes:

  1. To approve an investment advisory agreement with respect to the Money Market ProFund; and

  2. To transact such other business as may properly come before the Meeting.

   After careful consideration, the Trustees of the Trust unanimously approved Proposal 1 above, and unanimously recommend that shareholders of the Money Market ProFund vote "FOR" Proposal 1.

   The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on March 2, 2001 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each dollar of net assets attributable to that shareholder's investment, and an appropriate fraction of a vote for each fraction of a dollar invested.

   Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                          By order of the Board of Trustees,

                                          /s/ Louis M. Mayberg

                                          Louis M. Mayberg,
                                          Secretary

Bethesda, Maryland
March 9, 2001

 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                    ProFunds
                        7900 Wisconsin Avenue, Suite 300
                            Bethesda, Maryland 20814
                                 1-888-776-3637

            Proxy Statement for the Special Meeting of Shareholders

                           To Be Held April 25, 2001

   This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of ProFunds (the "Trust") for use at a special meeting of shareholders of the Money Market Profund to be held at 2:00 p.m. on April 25, 2001 at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from Investor Class shareholders of the Money Market ProFund with respect to the proposals set forth in the accompanying notice. Proxies of Service Class shareholders are being solicited via a seperate proxy statement and related materials.

   It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about March 9, 2001.

Shareholder Reports

   Shareholders can find important information about the Trust in its annual report dated December 31, 2000, which previously has been furnished to shareholders. Shareholders may request another copy of the report by writing to the Trust at the above address, or by calling the telephone number above. Copies of the report will be provided free of charge.

                                   PROPOSAL 1

                  APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT
                          FOR THE MONEY MARKET PROFUND

Introduction

   Since its inception in October 1997, the Money Market ProFund has functioned as a "feeder" fund in a "master-feeder" fund structure. Unlike traditional open-end management investment companies, which directly acquire and manage their own portfolio securities, the Money Market ProFund has sought to achieve its investment objective by investing all of its assets in a "master" fund, the Cash Management Portfolio (the "Portfolio"), a separate investment company with the same investment objective as the Money Market ProFund.

   At a meeting held on January 26, 2001, the Board considered whether it continued to be in the best interests of the Money Market ProFund, and its shareholders, to retain the master-feeder relationship with the Portfolio. In light of the information presented for its consideration, the Board determined to continue the master-feeder relationship for the time being, but concluded that potential operational efficiencies and other considerations indicated that it also was consistent with the best interests of Money Market ProFund shareholders to withdraw the Money Market ProFund's assets from the Portfolio for direct management by an investment advisor. In that event, applicable law would require that shareholders of the Money Market ProFund approve an investment advisory agreement with any such investment advisor.

   On the basis of the above, the Board unanimously approved an investment advisory agreement (the "Advisory Agreement") between the Trust, on behalf of the Money Market ProFund, and ProFund Advisors LLC ("ProFund Advisors"), the current investment advisor to each of the other ProFunds. The Advisory Agreement authorizes ProFund Advisors to provide investment advisory services to the Money Market ProFund similar to the services that ProFund Advisors already provides to the other ProFunds and comparable in scope to those provided by Bankers Trust Company ("Bankers Trust"), the investment advisor of the Portfolio. If approved by shareholders at the Meeting, the Advisory Agreement will take effect on May 1, 2001.

   Approval of the Advisory Agreement with ProFund Advisors and termination of the master-feeder fund structure is not expected to result in any increase in overall operating expenses with respect to Investor Class shares of the Money Market ProFund.

   The Board recommends that shareholders of the Money Market ProFund approve the proposed Advisory Agreement, a form of which is attached as Exhibit A.

Description of the Portfolio's Investment Advisory and Service Arrangements

   The Portfolio currently is managed by Bankers Trust pursuant to an investment advisory agreement dated June 4, 1999, between Bankers Trust and the Portfolio. This agreement was last approved by shareholders of the Portfolio on September 29, 1999, following the acquisition of Bankers Trust by Deutsche Bank, A.G., which had the effect of terminating the prior investment advisory agreement with respect to the Portfolio.

   Under the terms of the investment advisory agreement applicable to the Portfolio, Bankers Trust agrees to furnish the Portfolio with investment advisory and other services in connection with a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. Subject to the supervision and control of the Portfolio's board of trustees, Bankers Trust agrees to: (a) conform to all applicable rules and regulations of the Securities and Exchange Commission ("SEC") and conduct its activities in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries; (b) provide the services rendered by it, in accordance with the Portfolio's investment objective and policies, as stated in the prospectus and statement of additional information of the Portfolio, as from time to time in effect, and the Portfolio's then current registration statement on Form N-1A as filed with the SEC; (c) place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer selected by it; (d) determine from time to time what securities or other investments will be purchased, sold or retained by the Portfolio; and (e) maintain books and records with respect to the securities transactions of the Portfolio and render periodic and special reports as requested.

   For its investment advisory services, Bankers Trust receives from the Portfolio a fee, computed daily and payable monthly, in an amount equal to the annual rate of 0.15% of the Portfolio's average daily net assets. During the fiscal year ended December 31, 2000, the Portfolio paid Bankers Trust investment advisory fees equal to $714,362.

   In addition to serving as investment adviser to the Portfolio, Bankers Trust also serves as administrator, transfer agent and custodian of the Portfolio. The Portfolio has entered into an administration and services agreement with Bankers Trust under which Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended December 31, 2000, the Portfolio owed Bankers Trust administration and service fees equal to $238,120, of which $95,248 was waived by Bankers Trust.

Proposed Advisory Agreement

   The proposed Advisory Agreement provides ProFund Advisors with sole investment discretion with respect to the Money Market ProFund, including investment research, selection of the securities to be purchased and sold and the portion of the assets of the Money Market ProFund, if any, that shall be held uninvested, and the selection of the broker-dealers through which securities transactions in the Money Market ProFund will be executed. ProFund Advisors is obligated to manage the Money Market ProFund in accordance with the objectives, policies and limitations set forth in the Money Market ProFund's current prospectus and statement of additional information. Additionally, ProFund Advisors shall, at its expense, employ or associate with itself such persons as it believes appropriate to assist in performing its obligations under the Advisory Agreement and provide all advisory services, equipment, facilities and personnel necessary to perform its obligations under the Advisory Agreement. The proposed Advisory Agreement authorizes ProFund Advisors, subject to approval by the Board, to employ one or more investment sub-advisers to perform some or all of the services to be provided by ProFund Advisors under the proposed Advisory Agreement. The Advisory Agreement also provides that the services of ProFund Advisors to the Trust are not exclusive, and ProFund Advisors is free to render similar services to others so long as its services pursuant to the Advisory Agreement are not impaired.

   For its services, ProFund Advisors would be entitled to receive a fee calculated at the annual rate of 0.35% with respect to the average daily net asset value of the Money Market ProFund, which will be paid monthly. ProFund Advisors may waive all or a portion of its fees.

   The proposed Advisory Agreement specifically contemplates that the existing master-feeder fund structure may continue until such time as the Board determines that it is in the best interests of the Money Market ProFund and its shareholders to terminate the master-feeder relationship with the Portfolio and directly invest the assets of the Money Market ProFund in money market instruments. Until that time, ProFund Advisors shall not be entitled to an investment advisory fee under the proposed Advisory Agreement.

   The Advisory Agreement has an initial term of up to two years from its effective date, with continuation thereafter subject to annual approval by the Board or Money Market ProFund shareholders, as well as by a majority of the Trustees who are not "interested persons" of the Trust for regulatory purposes ("Independent Trustees"). The Advisory Agreement may be terminated at any time, without payment of penalty, on 60 days' written notice by the Board, by the shareholders of the Money Market ProFund, or by ProFund Advisors. The Advisory Agreement automatically terminates in the event of its assignment.

   The Advisory Agreement provides that neither ProFund Advisors nor its officers, directors, employees, agents or controlling person shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which the Advisory Agreement relates, including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ProFund Advisors or such persons in the performance of their duties or from reckless disregard by them of their duties under the Advisory Agreement.

   The foregoing discussion is qualified in its entirety by reference to the attached form of the proposed Advisory Agreement.

Other Services Provided by ProFund Advisors

   In accordance with a separate Management Services Agreement, ProFund Advisors performs certain client support and other administrative services on behalf of all of the ProFunds, and provides feeder fund management and administrative services to the Money Market ProFund. These services include monitoring the performance of the Portfolio, coordinating the Money Market ProFund's relationship with the Portfolio, communicating with the Board and Money Market ProFund shareholders regarding the Portfolio's performance and the Money Market ProFund's two-tier structure, and, in general, assisting the Board in all aspects of the administration and operation of the Money Market ProFund. For these services, the Trust pays ProFund Advisors a fee at the annual rate of 0.15% of the average daily net assets of all non-money market ProFunds, and 0.35% of the average daily net assets of the Money Market ProFund. For the year ended December 31, 2000, the Money Market ProFund paid ProFund Advisors management services fees equal to $1,662,302.

   At the January 26, 2001 meeting, the Board also approved a reduction of the management services fee applicable to the Money Market ProFund, effective upon the termination of the master-feeder fund structure. After that time, the Trust will pay ProFund Advisors a management services fee equal to an annual rate of 0.15% of the Money Market ProFund's average daily net assets, which is the same fee to which all other ProFunds currently are subject. If shareholders do not approve the proposed Advisory Agreement, the Board anticipates retaining the existing master-feeder relationship with the Portfolio and the existing management services fee applicable to the Money Market ProFund.

Fees and Expenses of the Money Market ProFund

   The Advisory Agreement appoints ProFund Advisors to replace Bankers Trust as the provider of investment advisory services with respect to the assets of the Money Market ProFund. Under the proposed Advisory Agreement, in the event that the Board terminates the existing master-feeder relationship with the Portfolio, the investment advisory fees applicable to an investment in the Money Market ProFund would increase from an annual rate of 0.15% of the Money Market ProFund's average daily net assets to 0.35% of average daily net assets. During the fiscal year ended December 31, 2000, the gross investment advisory fees of the Portfolio attributable to the Money Market ProFund's investment in the Portfolio equaled approximately $714,362. During the same period, ProFund Advisors would have received investment advisory fees equal to approximately $1,662,302, representing a 132% increase, had the proposed Advisory Agreement been in effect.

   However, as noted previously, approval of the Advisory Agreement with ProFund Advisors and termination of the master-feeder fund structure is not expected to result in any increase in overall operating expenses with respect to Investor Class shares of the Money Market ProFund. Because feeder fund services currently provided by ProFund Advisors would no longer be necessary if the Money Market ProFund does not invest its assets in the Portfolio, management services fees applicable to the Money Market ProFund would drop from 0.35% of average daily net assets to a rate of 0.15%, which should completely offset the proposed increase in investment advisory fees that would be applicable to the assets of the Money Market ProFund.

   The following tables compare the current operating expenses, including the Money Market ProFund's pro rata share of the Portfolio's expenses, applicable to an investment in Investor Class shares of the Money Market ProFund, to the pro forma estimated expenses applicable to an investment in Investor Class shares of the Money Market ProFund assuming shareholder approval of the Advisory Agreement and termination of the master-feeder structure.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                                Investor Class
                                                               -----------------
                                                               Current Pro Forma
                                                               ------- ---------
Management fees...............................................  0.15%    0.35%
Distribution and service (12b-1) fees.........................  None     None
Other expenses................................................  0.68%    0.48%
                                                                ----     ----
Total annual operating expenses...............................  0.83%    0.83%

Expense Examples

   The examples below compare the fees an investor would incur on a $10,000 investment in Investor Class shares of the Money Market ProFund to the fees an investor would incur on a $10,000 investment in Investor Class shares of the Money Market ProFund, assuming shareholder approval of the Advisory Agreement. The examples assume that a shareholder invests for the time periods shown and redeems all shares at the end of each period, that the Money Market ProFund earned an annual return of 5% over the periods shown, that dividends and distributions are reinvested, and that gross operating expenses remain constant. Because these examples are hypothetical and for comparison only, actual costs will be different.

                                                                Investor Class
                                                               -----------------
                                                               Current Pro Forma
                                                               ------- ---------
 1 Year....................................................... $   85   $   85
 3 Years...................................................... $  265   $  265
 5 Years...................................................... $  460   $  460
10 Years...................................................... $1,025   $1,025

Information About ProFund Advisors

   ProFund Advisors LLC, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, is a Maryland limited liability company and is registered with the SEC as an investment advisor. As of December 31, 2000, ProFund Advisors had approximately $1.7 billion of assets under investment management. The managing members and principal executive officer of ProFund Advisors, and their principal occupations, are shown below. The business address of each of the following is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

Name                                 Position and Principal Occupation
Michael L. Sapir*......... Managing Member, Chairman and Chief Executive Officer
Louis Mayberg*............ Managing Member and President

--------
* Mr. Sapir is Trustee, Chairman of the Board, and Chief Executive Officer of the Trust, and Mr. Mayberg serves as Secretary of the Trust.

Board Consideration of the Advisory Agreement

   The Board has concluded that the Advisory Agreement will enable the Money Market ProFund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Money Market ProFund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, have unanimously approved the Advisory Agreement and have authorized the submission of the Advisory Agreement to Money Market ProFund shareholders for their approval.

   In determining whether it was appropriate to approve the Advisory Agreement and to recommend approval by shareholders, the Board requested information, provided by ProFund Advisors, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

   The Trustees decided to approve the Advisory Agreement and recommend that Money Market ProFund investors approve the Advisory Agreement on the basis of the following considerations, among others:

 .  The investment advisory fee payable to ProFund Advisors under the proposed
   Advisory Agreement is fair and reasonable in light of the services to be provided, the anticipated costs of these services, and the comparability of the proposed fee to fees paid by similar money market funds;

 . The proposed Advisory Agreement is not anticipated to increase overall operating expenses of the Money Market ProFund;

 . The nature, quality and extent of the investment advisory services expected to be provided by ProFund Advisors, in light of the high quality services provided to the other ProFunds;

 . ProFund Advisors' representations regarding its staffing and capabilities to manage the Money Market ProFund, including the retention of personnel with money market fund portfolio management experience;

 . The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of ProFund Advisors;

 . The potential for operational efficiencies, organizational and regulatory simplicity, and marketing advantages resulting from terminating a two-tier, master-feeder fund structure that requires coordination of operations with an unaffiliated third party; and

 . The flexibility offered by approval of the Advisory Agreement, which permits the Board, upon reaching a determination to terminate the master-feeder fund structure, to pursue the best interests of the Money Market ProFund and its shareholders without the time delay and expense of seeking shareholder approval at that time.

   Based on its review of the information requested and provided, the Board determined that the Advisory Agreement was consistent with the best interests of the Money Market ProFund and its shareholders. Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board unanimously approved the Advisory Agreement and recommended its approval by Money Market ProFund investors.

   The Board, including the Independent Trustees, unanimously recommends that Money Market ProFund shareholders vote "FOR" approval of the Advisory Agreement as provided under Proposal 1. Unmarked proxies will be so voted.

                                 Other Business

   The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                               OTHER INFORMATION

Proxy Solicitation

   The costs of the Meeting, including the solicitation of proxies, and the estimated $54,000 cost of Shareholder Communications Corporation (a proxy solicitation firm), will be paid by the Trust. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by officers or agents of the Trust. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

Required Vote

   Investor Class and Service Class shareholders of the Money Market ProFund will vote together on Proposal 1, although proxies of Service Class shareholders are being solicited via separate proxy materials. Approval of Proposal 1 requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, which means the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares entitled to vote on the proposal, whichever is less.

Shareholder Voting

   Shareholders of record at the close of business on March 2, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each dollar of net assets attributable to that shareholder's investment, and an appropriate fraction of a vote for each fraction of a dollar invested. Information regarding the combined number of Service Class and Investor Class shares of the Money Market ProFund outstanding as of the Record Date and the number of votes represented thereby, as well as information regarding certain beneficial owners of the shares of the Money Market ProFund as of the Record Date, is set forth in Exhibit B.

   The presence in person or by proxy of the holders of one-tenth of the outstanding shares of the Money Market ProFund entitled to vote on a proposal as of the Record Date is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the proposals before the Meeting.

   Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and
(b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on Proposal 1.

   In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of any proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

   In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with the proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is executed), it will be voted FOR each proposal on which the shareholder may vote. In addition, shareholders may give voting instructions via the Internet at www.proxyvote.com or by touch-tone telephone by following the instructions enclosed with the proxy card. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Shareholder Proposals

   The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

   Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Other Service Providers

   BISYS Fund Services is the Trust's administrator, and Concord Financial Groups, Inc. is the distributor of the ProFunds' shares. BISYS Fund Services and Concord Financial Groups, Inc. are located at 3435 Stelzer Road, Columbus, Ohio 43219.

   To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By order of the Board of Trustees,

/s/ Louis M. Mayberg

Louis M. Mayberg
Secretary

March 9, 2001

                                                                       EXHIBIT A

                                    Form of
                              Amended And Restated
                         Investment Advisory Agreement

   AGREEMENT made this 28th day of October, 1997 and amended as of February 18, 1998 and amended and restated as of October 15, 1999, January 24, 2000, May 5, 2000, August 24, 2000, December 8, 2000, January 26, 2001, and May 1, 2001
between ProFunds, a Delaware business trust (the "Trust"), and ProFund Advisors LLC, a Maryland limited liability company (the "Advisor").

   WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged principally in the business of rendering investment management services; and

   WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

   WHEREAS, the Trust is authorized to issue shares of beneficial interest ("shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

   WHEREAS, the Trust currently offers sixty-eight series of shares, and may offer additional portfolios in the future; and

   WHEREAS, the Trust desires to retain the services of the Advisor to provide a continuous program of investment management for the following portfolios of the Trust: Bull ProFund, UltraBull ProFund, Bear ProFund, UltraBear ProFund, Ultra OTC ProFund, UltraShort OTC ProFund, UltraEurope ProFund, ProFund VP Bull, ProFund VP Bull Plus, ProFund VP UltraBull, ProFund VP UltraOTC, ProFund VP Europe 30, ProFund VP UltraEurope, ProFund VP Bear, ProFund VP UltraBear, ProFund VP UltraShort OTC, ProFund VP UltraShort Europe, ProFund VP Money Market, UltraSmall-Cap ProFund, UltraMid-Cap ProFund, UltraJapan ProFund, Airline UltraSector ProFund, Banking UltraSector ProFund, Basic Materials UltraSector ProFund, Biotechnology UltraSector ProFund, Consumer Cyclical UltraSector ProFund, Consumer Non-Cyclical UltraSector ProFund, Energy UltraSector ProFund, Entertainment and Leisure UltraSector ProFund, Financial UltraSector ProFund, Healthcare UltraSector ProFund, Industrial UltraSector ProFund, Internet UltraSector ProFund, Oilfield Equipment and Services UltraSector ProFund, Pharmaceuticals UltraSector ProFund, Precious Metals UltraSector ProFund, Real Estate UltraSector ProFund, Semiconductor UltraSector ProFund, Technology UltraSector ProFund, Telecommunications UltraSector ProFund, Utilities UltraSector ProFund, Wireless Communications UltraSector ProFund, OTC ProFund, ProFund VP OTC, ProFund VP UltraSmall-Cap, ProFund VP Small-Cap, ProFund VP Japan, Airlines Sector ProFund VP, Banking Sector ProFund VP, Basic Materials Sector ProFund VP, Biotechnology Sector ProFund VP, Consumer Cyclical Sector ProFund VP, Consumer Non-Cyclical Sector ProFund VP, Energy Sector ProFund VP, Entertainment and Leisure Sector ProFund VP, Financial Sector ProFund VP, Healthcare Sector ProFund VP, Industrial Sector ProFund VP, Internet Sector ProFund VP, Oilfield Equipment and Services Sector ProFund VP, Pharmaceuticals Sector ProFund VP, Precious Metals Sector ProFund VP, Real Estate Sector ProFund VP, Semiconductor Sector ProFund VP, Technology Sector ProFund VP, Telecommunications Sector ProFund VP, Utilities Sector ProFund VP, Wireless Communications Sector ProFund VP, and the Money Market ProFund (each referred to hereinafter as a "Portfolio" and collectively as the "Portfolios"); and

   WHEREAS, the Advisor is willing, in accordance with the terms and conditions hereof to provide such services to the Trust on behalf of such Portfolios.

   NOW, THEREFORE, in consideration of the mutual agreements set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Advisor

   The Trust hereby appoints Advisor to provide the advisory services set forth herein to the Portfolios and Advisor agrees to accept such appointment and agrees to render the services set forth herein for the compensation herein provided. In carrying out its responsibilities under this Agreement, Advisor shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolios as set forth in the then-current Registration Statement of the Trust, applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder and other applicable federal securities laws and regulations.

2. Duties of Advisor

   Advisor shall provide a continuous program of investment management for each Portfolio. Subject to the general supervision of the Trust's Board of Trustees, Advisor shall have sole investment discretion with respect to the Portfolios, including investment research, selection of the securities to be purchased and sold and the portion of the assets of each Portfolio, if any, that shall be held uninvested, and the selection of broker-dealers through which securities transactions in the Portfolios will be executed. Advisor shall manage the Portfolios in accordance with the objectives, policies and limitations set forth in the Trust's current Prospectus and Statement of Additional Information. Specifically, and without limiting the generality of the foregoing, Advisor agrees that it will:

     (a) promptly advise each Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Portfolio, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

     (b) maintain all applicable books and records with respect to the securities transactions of the Portfolio. Specifically, but without limitation, Advisor agrees to maintain with respect to each Portfolio those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the 1940 Act with respect to transactions in each Portfolio including, without limitation, records which reflect securities purchased or sold in the Portfolio, showing for each such transaction, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the executing broker or dealer. Advisor will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the 1940 Act. Advisor acknowledges and agrees that all such records it maintains for the Trust are the property of the Trust and Advisor will surrender promptly to the Trust any such records upon the Trust's request;

     (c) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of each Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Portfolio to ensure compliance with the various limitations on investments applicable to the Portfolio, to ensure that the Portfolio will continue to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to ensure that the Portfolios that serve as the investment medium for variable insurance contracts are managed in conformity with the requirements of Section 817 of the Code and Treasury Regulatory subsection 1.817-5 thereunder (or any successor or amended provision);

     (d) render regular reports to the Trust concerning the performance by Advisor of its responsibilities under this Agreement. In particular, Advisor agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment programs of the Portfolio;

     (e) maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Portfolios, the Advisor's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Advisor or of its affiliates. In dealing with such customers, the Advisor and its affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

     (f) review periodically and take responsibility for the material accuracy and completeness of the information supplied by or at the request of the Advisor for inclusion in Trust's registration statement under the 1940 Act and the Securities Act of 1933.

3. Portfolio Transactions

   Advisor shall be responsible for selecting members of securities exchanges, brokers and dealers (herein after referred to as "brokers") for the execution of purchase and sale transactions for the Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, the Advisor will use its best efforts to seek on behalf of a Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor shall consider all factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any Portfolio of the Trust and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. The Advisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Advisor will report to the Trustees from time to time regarding its portfolio execution and brokerage practices.

4. Expenses and Compensation

 a) Allocation of Expenses

     The Advisor shall, at its expense, employ or associate with itself such persons as it believes appropriate to assist in performing its obligations under this Agreement and provide all advisory services, equipment, facilities and personnel necessary to perform its obligations under this Agreement.

     The Trust shall be responsible for all its expenses and liabilities, including, without limitation, compensation of its Trustees who are not affiliated with the Portfolios' Administrator or the Advisor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including for keeping books and accounts and calculating the net asset value of shares of each Portfolio, transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale the Trust's shares of beneficial interest; expenses of preparing and printing share certificates (if any), prospectuses, shareholders' reports, notices, proxy statements and reports to regulatory agencies; the cost of office supplies; travel expenses of all officers, trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses.

 b) Compensation

     Subject to Section 5, for its services under this Agreement, Advisor shall be entitled to receive a fee calculated at the applicable annual rate set forth on Schedule A hereto with respect to the average daily net asset value of each Portfolio, which will be paid monthly. For the purpose of accruing compensation, the net asset value of the Portfolios will be determined in the manner provided in the then-current Prospectus of the Trust.

 c) Expense Limitations

     Advisor may waive all or a portion of its fees provided for hereunder and such waiver will be treated as a reduction in the purchase price of its services. Advisor shall be contractually bound hereunder by the terms of any publicity announced waiver of its fee, or any limitation of the Portfolio's expenses, as if such waiver were fully set forth herein.

5. Money Market Profund

     The Money Market ProFund currently invests all of its investable assets in another mutual fund with a substantially similar investment objective (the "Portfolio"). For so long as the Money Market ProFund invests all of its investable assets in the Portfolio, or any successor mutual fund, the Advisor shall not be entitled to any fee pursuant to Section 4(b) with respect to the Money Market ProFund. Should the Trust's Board of Trustees determine that it is in the best interests of the Money Market ProFund and its shareholders to withdraw the Money Market ProFund's investment in the Portfolio (or successor), the Advisor will directly manage, or supervise the direct management of, the assets of the Money Market ProFund in accordance with the terms of this Agreement. The Advisor may employ one or more investment sub-advisers from time to time to perform some of the duties and services of the Advisor, including the selection of brokers for the execution of portfolio transactions, for the Money Market Portfolio, upon such terms and conditions as may be agreed upon between the Advisor and such investment sub-adviser(s) and approved by the Trust's Board of Trustees.

6. Liability of Advisor

     Neither the Advisor nor its officers, directors, employees, agents or controlling person ("Associated Person") of the Advisor shall be liable for any error of judgement or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Advisor or such Associated Persons in the performance of their duties or from reckless disregard by them of their duties under this Agreement.

7. Liability of the Trust and Portfolios

     It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees, and it has been signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

     With respect to any obligation of the Trust on behalf of any Portfolio arising hereunder, the Advisor shall look for payment or satisfaction of such obligations solely to the assets and property of the Portfolio to which such obligation relates as though the Trust had separately contracted with the Advisor by separate written instrument with respect to each Portfolio.

8. Duration and Termination of this Agreement

     (a) Duration. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect for successive periods of one year thereafter with respect to each Portfolio so long as such continuance with respect to such Portfolio is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, and (b), in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (b) Amendment. Any amendment to this Agreement shall become effective with respect to a Portfolio upon approval by the Advisor and the Trustees, and to the extent required by applicable law, a majority of the outstanding voting securities (as defined in the 1940 Act) of that Portfolio.

     (c) Termination. This Agreement may be terminated with respect to any Portfolio at any time, without payment of any penalty, by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Portfolio, or by the Advisor, in each case upon sixty (60) days' prior written notice to the other party. Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Advisor on behalf of the Trust at the time of such termination. The Advisor shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps. In addition, this Agreement may be terminated with respect to one or more Portfolios without affecting the rights, duties or obligations of any of the other Portfolios.

     (d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

     (e) Approval, Amendment or Termination by Individual Portfolio. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Portfolio shall be effective to continue, amend or terminate this Agreement with respect to any such Portfolio notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected thereby, and
  (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

     (f) Use of Name. The parties acknowledge and agree that the names "ProFunds," "VP ProFunds" (collectively, the "ProFund Names") and any derivatives thereof, as well as any logos that are now or shall hereafter be associated with the ProFund Names are the valuable property of the Advisor. In the event that this Agreement is terminated and the Advisor no longer acts as Investment Advisor to the Trust, the Advisor reserves the right to withdraw from the Trust and the Portfolios the uses of the ProFund Names and logos or any name or logo misleadingly implying a continuing relationship between the Trust of the Portfolios and the Advisor or any of its affiliates.

9. Services not Exclusive

   The services of the Advisor to the Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

10. Miscellaneous

     (a) Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

     (b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder shall not be thereby affected.

     (c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of Maryland.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date written below.

                                          ProFund Advisors LLC, a Maryland
                                          Limited Liability Company

ATTEST: _____________________________     By: _________________________________
                                            Michael L. Sapir
                                            Chairman and Chief Executive
                                            Officer

                                          Date: May 1, 2001

                                          ProFunds, a Delaware Business Trust

ATTEST: _____________________________     By: _________________________________
                                            Michael L. Sapir
                                            Trustee and Chairman

                                          Date: May 1, 2001

                                   SCHEDULE A

                          TO THE AMENDED AND RESTATED
                         INVESTMENT ADVISORY AGREEMENT
                   BETWEEN PROFUNDS AND PROFUND ADVISORS LLC

                               AS OF MAY 1, 2001

Name of Fund                                              Compensation
------------                                     ------------------------------
                                                 (at Annual rate expressed as a
                                                  percentage of average daily
                                                  net assets of each Fund)(1)
Bull ProFund....................................              0.75%
UltraBull ProFund...............................              0.75%
Bear ProFund....................................              0.75%
UltraOTC ProFund................................              0.75%
UltraShort OTC ProFund..........................              0.75%
UltraEurope ProFund.............................              0.90%
ProFund VP Bull.................................              0.75%
ProFund VP Bull Plus............................              0.75%
ProFund VP UltraBull............................              0.75%
ProFund VP UltraOTC.............................              0.75%
ProFund VP Europe 30............................              0.75%
ProFund VP UltraEurope..........................              0.90%
ProFund VP UltraSmall-Cap.......................              0.75%
ProFund VP Bear.................................              0.75%
ProFund VP UltraBear............................              0.75%
ProFund VP UltraShort OTC.......................              0.75%
ProFund VP UltraShort Europe....................              0.90%
ProFund VP Money Market.........................              0.75%
UltraBear ProFund...............................              0.75%
UltraSmall-Cap ProFund..........................              0.75%
UltraMid-Cap ProFund............................              0.75%
UltraJapan ProFund..............................              0.90%
Basic Materials UltraSector ProFund.............              0.75%
Biotechnology UltraSector ProFund...............              0.75%
Consumer Cyclical UltraSector ProFund...........              0.75%
Consumer Non-Cyclical UltraSector ProFund.......              0.75%
Energy UltraSector ProFund......................              0.75%
Financial UltraSector ProFund...................              0.75%
Healthcare UltraSector ProFund..................              0.75%
Industrial UltraSector ProFund..................              0.75%
Internet UltraSector ProFund....................              0.75%
Pharmaceuticals UltraSector ProFund.............              0.75%
Precious Metals UltraSector ProFund.............              0.75%
Real Estate UltraSector ProFund.................              0.75%
Semiconductor UltraSector ProFund...............              0.75%
Technology UltraSector ProFund..................              0.75%
Telecommunications UltraSector ProFund..........              0.75%
Utilities UltraSector ProFund...................              0.75%
Wireless Communications UltraSector ProFund.....              0.75%

--------
(1) All fees are computed daily and paid monthly.

Name of Fund                                              Compensation
------------                                     ------------------------------
                                                 (at Annual rate expressed as a
                                                  percentage of average daily
                                                  net assets of each Fund)(2)
OTC ProFund....................................              0.70%
Airline UltraSector ProFund....................              0.75%
Banking UltraSector ProFund....................              0.75%
Entertainment and Leisure UltraSector ProFund..              0.75%
Oilfield Equipment and Services UltraSector
 ProFund.......................................              0.75%
ProFund VP OTC.................................              0.75%
ProFund VP Japan...............................              0.75%
ProFund VP Small-Cap...........................              0.75%
Airline Sector ProFund VP......................              0.75%
Banking Sector ProFund VP......................              0.75%
Basic Materials Sector ProFund VP..............              0.75%
Biotechnology Sector ProFund VP................              0.75%
Consumer Cyclical Sector ProFund VP............              0.75%
Consumer Non-Cyclical Sector ProFund VP........              0.75%
Energy Sector ProFund VP.......................              0.75%
Entertainment and Leisure Sector ProFund VP....              0.75%
Financial Sector VP ProFund....................              0.75%
Healthcare Sector ProFund VP...................              0.75%
Industrial Sector ProFund VP...................              0.75%
Internet Sector ProFund VP.....................              0.75%
Oilfield Equipment and Services Sector ProFund
 VP............................................              0.75%
Pharmaceuticals Sector ProFund VP..............              0.75%
Precious Metals Sector ProFund VP..............              0.75%
Real Estate Sector ProFund VP..................              0.75%
Semiconductor Sector ProFund VP................              0.75%
Technology Sector ProFund VP...................              0.75%
Telecommunications Sector ProFund VP...........              0.75%
Utilities Sector ProFund VP....................              0.75%
Wireless Communications Sector ProFund VP......              0.75%
Money Market ProFund...........................              0.35%

--------
(2)  All fees are computed daily and paid monthly.

PROFUND ADVISORS LLC,                     PROFUNDS,
a Maryland limited Liability company      A Delaware business trust


By: _________________________________     By: _________________________________
  Michael L. Sapir                          Michael L. Sapir
  Chairman and Chief Executive              Trustee and Chairman
  Officer


                                          Date: May 1, 2001
Date: May 1, 2001

                                                                       EXHIBIT B

               Outstanding Shares and Share Ownership Information

   As of the Record Date, the following number of shares of the Money Market ProFund, representing the indicated number of votes, were outstanding:

                                                   Number of Shares Outstanding
      ProFund                                      And Votes Represented Thereby
      -------                                      -----------------------------
      Money Market ProFund........................        749,762,339.663

Principal Shareholders

   As of the Record Date, the following persons were known by the Trust to own beneficially five percent (5%) or more of the outstanding shares of the Money Market ProFund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934:

                                              Shares Beneficially Percentage of
      ProFund   Beneficial Owner and Address         Owned          Ownership
      -------   ----------------------------- ------------------- -------------
      Money     Millennium Trust Company LLC    61,956,702.432        8.264
       Market   Funds 84
       Pro      15255 S 94th Ave 3rd Floor
       Fund     Orland Park, IL 60462

                Aswan Investment LP             37,700,026.719        5.028
                P.O. Box 620046
                Woodside, CA 94104

                ALPS International Fund 1 LP    42,842,670.570        5.714
                600 Central Ave Ste 230
                Highland Park, IL 60035

                ALPS International Fund 1 LTD   73,958,089.206        9.864
                600 Central Ave Ste 230
                Highland Park, IL 026 60035

Trustees and Officers

   As of the Record Date, the Trustees and officers of the Trust, as a group, owned less than one percent (1%) of the outstanding shares of the Trust, any ProFund, or any class of shares of any ProFund.

                                                           PROFUNDS

                                             MONEY MARKET PROFUND-INVESTOR CLASS
PROFUNDS
7900 WISCONSIN AVENUE                          SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                      April 25, 2001

                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                              PROFN2                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PROFUND - INVESTOR CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRU0STEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve an Investment Advisory Agreement with respect to the Money
     Market ProFund.                                                                                   [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

   Please vote all issues on the proxy card that you receive. Thank you for voting your shares promptly.

                                    ProFunds
                        7900 Wisconsin Avenue, Suite 300
                            Bethesda, Maryland 20814

                                                                   March 9, 2001

Dear Shareholder:

   The Board of Trustees (the "Trustees") has called a Special Meeting of Shareholders of the ProFunds to take place on April 25, 2001 at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219 at 2:00 p.m., Eastern Standard Time. The Trustees have called this meeting to request shareholder approval on several proposals relating to the management and operation of the ProFunds.

   The first of these proposals deals with the investment management of the Money Market ProFund. The Trustees are asking Service Class shareholders to approve an investment advisory agreement, which would allow the Trustees at their discretion, at some future date, to terminate the current master feeder structure of the fund and implement the proposed investment advisory agreement. In that event, the proposed investment advisory agreement would result in ProFund Advisors L.L.C. taking over investment management of the Money Market ProFund.

   Additionally the Trustees are also requesting shareholder approval to implement a new Distribution and Service Plan for the Service Class shares of all ProFunds. The Distribution and Service Plan replaces the existing Shareholder Services Plan and would continue to allow the ProFunds to pay up to 1.00% for, among other things, the promotion and distribution of the Trust's Service Class shares and for the provision of the services to the beneficial owners of the Service Class shares.

What you need to do:

 .  Read all enclosed materials.

 .  Choose one of the following options to vote:

  1. By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided.

  2. By Telephone: Call the toll-free number on your proxy card.

  3. By Internet: Log on to www.proxyvote.com.

  4. Attend the Shareholder Meeting (details enclosed).

   ProFunds has enlisted the services of Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call from SCC encouraging you to exercise your right to vote.

   The Trustees of ProFunds believe that these proposals are important and recommend that you read the enclosed materials carefully and then vote FOR all proposals.

                                          Respectfully,

                                          /s/ Michael Sapir

                                          Michael Sapir
                                          President and Chairman of the Board
                                          ProFunds

 SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD, BY TELEPHONE OR THROUGH THE INTERNET, TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                                    PROFUNDS

Bull ProFund            Biotechnology UltraSector ProFund
OTC ProFund             Energy UltraSector ProFund
UltraBull ProFund       Financial UltraSector ProFund
UltraMid-Cap ProFund    Healthcare UltraSector ProFund
UltraSmall-Cap ProFund  Internet UltraSector ProFund
UltraOTC ProFund        Pharmaceuticals UltraSector ProFund
UltraEurope ProFund     Real Estate UltraSector ProFund
UltraJapan ProFund      Semiconductor UltraSector ProFund
Bear ProFund            Technology UltraSector ProFund
UltraBear ProFund       Telecommunications UltraSector ProFund
UltraShort OTC ProFund  Utilities UltraSector ProFund
Money Market ProFund    Wireless Communications UltraSector ProFund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held April 25, 2001

To the Service Class Shareholders of ProFunds:

   Notice is hereby given that a special meeting of shareholders of ProFunds (the "Trust") will be held at 2:00 p.m. on April 25, 2001 at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), for the following purposes:

  1. To approve an investment advisory agreement with respect to the Money Market ProFund (Service Class shareholders of the Money Market ProFund);

  2. To approve a Distribution and Service Plan with respect to the Trust's Service Class shares (Service Class shareholders of each ProFund); and

  3. To transact such other business as may properly come before the Meeting.

   After careful consideration, the Trustees of the Trust unanimously approved Proposals 1 and 2 above, and unanimously recommend that shareholders of the Money Market ProFund vote "FOR" Proposal 1 and that Service Class shareholders of each ProFund vote "FOR" Proposal 2.

   The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on March 2, 2001 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each dollar of net assets attributable to that shareholder's investment, and an appropriate fraction of a vote for each fraction of a dollar invested.

   Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                         By order of the Board of Trustees,

                                         /s/ Louis M. Mayberg

                                         Louis M. Mayberg,
                                         Secretary

Bethesda, Maryland
March 9, 2001

 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                    ProFunds
                        7900 Wisconsin Avenue, Suite 300
                            Bethesda, Maryland 20814
                                 1-888-776-5717

            PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held April 25, 2001

   This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of ProFunds (the "Trust") for use at a special meeting of shareholders of the Trust to be held at 2:00 p.m. on April 25, 2001 at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice. Proxies of Investor Class shareholders are being solicited with respect to Proposal 1 via a separate proxy statement and related materials.

   It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about March 9, 2001.

Shareholder Reports

   Shareholders can find important information about the Trust in its annual report dated December 31, 2000, which previously has been furnished to shareholders. Shareholders may request another copy of the report by writing to the Trust at the above address, or by calling the telephone number above. Copies of the report will be provided free of charge.

                                   PROPOSAL 1

                  APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT
                          FOR THE MONEY MARKET PROFUND

Introduction

   Since its inception in October 1997, the Money Market ProFund has functioned as a "feeder" fund in a "master-feeder" fund structure. Unlike traditional open-end management investment companies, which directly acquire and manage their own portfolio securities, the Money Market ProFund has sought to achieve its investment objective by investing all of its assets in a "master" fund, the Cash Management Portfolio (the "Portfolio"), a separate investment company with the same investment objective as the Money Market ProFund.

   At a meeting held on January 26, 2001, the Board considered whether it continued to be in the best interests of the Money Market ProFund, and its shareholders, to retain the master-feeder relationship with the Portfolio. In light of the information presented for its consideration, the Board determined to continue the master-feeder relationship for the time being, but concluded that potential operational efficiencies and other considerations indicated that it also was consistent with the best interests of Money Market ProFund shareholders to withdraw the Money Market ProFund's assets from the Portfolio for direct management by an investment advisor. In that event, applicable law would require that shareholders of the Money Market ProFund approve an investment advisory agreement with any such investment advisor.

   On the basis of the above, the Board unanimously approved an investment advisory agreement (the "Advisory Agreement") between the Trust, on behalf of the Money Market ProFund, and ProFund Advisors LLC ("ProFund Advisors"), the current investment advisor to each of the other ProFunds. The Advisory Agreement authorizes ProFund Advisors to provide investment advisory services to the Money Market ProFund similar to the services that ProFund Advisors already provides to the other ProFunds and comparable in scope to those provided by Bankers Trust Company ("Bankers Trust"), the investment advisor of the Portfolio. If approved by shareholders at the Meeting, the Advisory Agreement will take effect on May 1, 2001.

   Approval of the Advisory Agreement with ProFund Advisors and termination of the master-feeder fund structure is not expected to result in any increase in overall operating expenses with respect to Service Class shares of the Money Market ProFund.

   The Board recommends that shareholders of the Money Market ProFund approve the proposed Advisory Agreement, a form of which is attached as Exhibit A.

Description of the Portfolio's Investment Advisory and Service Arrangements

   The Portfolio currently is managed by Bankers Trust pursuant to an investment advisory agreement dated June 4, 1999, between Bankers Trust and the Portfolio. This agreement was last approved by shareholders of the Portfolio on September 29, 1999, following the acquisition of Bankers Trust by Deutsche Bank, A.G., which had the effect of terminating the prior investment advisory agreement with respect to the Portfolio.

   Under the terms of the investment advisory agreement applicable to the Portfolio, Bankers Trust agrees to furnish the Portfolio with investment advisory and other services in connection with a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. Subject to the supervision and control of the Portfolio's board of trustees, Bankers Trust agrees to: (a) conform to all applicable rules and regulations of the Securities and Exchange Commission ("SEC") and conduct its activities in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries; (b) provide the services rendered by it, in accordance with the Portfolio's investment objective and policies, as stated in the prospectus and statement of additional information of the Portfolio, as from time to time in effect, and the Portfolio's then current registration statement on Form N-1A as filed with the SEC; (c) place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer selected by it; (d) determine from time to time what securities or other investments will be purchased, sold or retained by the Portfolio; and (e) maintain books and records with respect to the securities transactions of the Portfolio and render periodic and special reports as requested.

   For its investment advisory services, Bankers Trust receives from the Portfolio a fee, computed daily and payable monthly, in an amount equal to the annual rate of 0.15% of the Portfolio's average daily net assets. During the fiscal year ended December 31, 2000, the Portfolio paid Bankers Trust investment advisory fees equal to $714,362.

   In addition to serving as investment adviser to the Portfolio, Bankers Trust also serves as administrator, transfer agent and custodian of the Portfolio. The Portfolio has entered into an administration and services agreement with Bankers Trust under which Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended December 31, 2000, the Portfolio owed Bankers Trust administration and service fees equal to $238,120, of which $95,248 was waived by Bankers Trust.

Proposed Advisory Agreement

   The proposed Advisory Agreement provides ProFund Advisors with sole investment discretion with respect to the Money Market ProFund, including investment research, selection of the securities to be purchased and sold and the portion of the assets of the Money Market ProFund, if any, that shall be held uninvested, and the selection of the broker-dealers through which securities transactions in the Money Market ProFund will be executed. ProFund Advisors is obligated to manage the Money Market ProFund in accordance with the objectives, policies and limitations set forth in the Money Market ProFund's current prospectus and statement of additional information. Additionally, ProFund Advisors shall, at its expense, employ or associate with itself such persons as it believes appropriate to assist in performing its obligations under the Advisory Agreement and provide all advisory services, equipment, facilities and personnel necessary to perform its obligations under the Advisory Agreement. The proposed Advisory Agreement authorizes ProFund Advisors, subject to approval by the Board, to employ one or more investment sub-advisers to perform some or all of the services to be provided by ProFund Advisors under the proposed Advisory Agreement. The Advisory Agreement also provides that the services of ProFund Advisors to the Trust are not exclusive, and ProFund Advisors is free to render similar services to others so long as its services pursuant to the Advisory Agreement are not impaired.

   For its services, ProFund Advisors would be entitled to receive a fee calculated at the annual rate of 0.35% with respect to the average daily net asset value of the Money Market ProFund, which will be paid monthly. ProFund Advisors may waive all or a portion of its fees.

   The proposed Advisory Agreement specifically contemplates that the existing master-feeder fund structure may continue until such time as the Board determines that it is in the best interests of the Money Market ProFund and its shareholders to terminate the master-feeder relationship with the Portfolio and directly invest the assets of the Money Market ProFund in money market instruments. Until that time, ProFund Advisors shall not be entitled to an investment advisory fee under the proposed Advisory Agreement.

   The Advisory Agreement has an initial term of up to two years from its effective date, with continuation thereafter subject to annual approval by the Board or Money Market ProFund shareholders, as well as by a majority of the Trustees who are not "interested persons" of the Trust for regulatory purposes ("Independent Trustees"). The Advisory Agreement may be terminated at any time, without payment of penalty, on 60 days' written notice by the Board, by the shareholders of the Money Market ProFund, or by ProFund Advisors. The Advisory Agreement automatically terminates in the event of its assignment.

   The Advisory Agreement provides that neither ProFund Advisors nor its officers, directors, employees, agents or controlling person shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which the Advisory Agreement relates, including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ProFund Advisors or such persons in the performance of their duties or from reckless disregard by them of their duties under the Advisory Agreement.

   The foregoing discussion is qualified in its entirety by reference to the attached form of the proposed Advisory Agreement.

Other Services Provided by ProFund Advisors

   In accordance with a separate Management Services Agreement, ProFund Advisors performs certain client support and other administrative services on behalf of all of the ProFunds, and provides feeder fund management and administrative services to the Money Market ProFund. These services include monitoring the performance of the Portfolio, coordinating the Money Market ProFund's relationship with the Portfolio, communicating with the Board and Money Market ProFund shareholders regarding the Portfolio's performance and the Money Market ProFund's two-tier structure, and, in general, assisting the Board in all aspects of the administration and operation of the Money Market ProFund. For these services, the Trust pays ProFund Advisors a fee at the annual rate of 0.15% of the average daily net assets of all non-money market ProFunds, and 0.35% of the average daily net assets of the Money Market ProFund. For the year ended December 31, 2000, the Money Market ProFund paid ProFund Advisors management services fees equal to $1,662,302.

   At the January 26, 2001 meeting, the Board also approved a reduction of the management services fee applicable to the Money Market ProFund, effective upon the termination of the master-feeder fund structure. After that time, the Trust will pay ProFund Advisors a management services fee equal to an annual rate of 0.15% of the Money Market ProFund's average daily net assets, which is the same fee to which all other ProFunds currently are subject. If shareholders do not approve the proposed Advisory Agreement, the Board anticipates retaining the existing master-feeder relationship with the Portfolio and the existing management services fee applicable to the Money Market ProFund.

Fees and Expenses of the Money Market ProFund

   The Advisory Agreement appoints ProFund Advisors to replace Bankers Trust as the provider of investment advisory services with respect to the assets of the Money Market ProFund. Under the proposed Advisory Agreement, in the event that the Board terminates the existing master-feeder relationship with the Portfolio, the investment advisory fees applicable to an investment in the Money Market ProFund would increase from an annual rate of 0.15% of the Money Market ProFund's average daily net assets to 0.35% of average daily net assets. During the fiscal year ended December 31, 2000, the gross investment advisory fees of the Portfolio attributable to the Money Market ProFund's investment in the Portfolio equaled approximately $714,362. During the same period, ProFund Advisors would have received investment advisory fees equal to approximately $1,662,302, representing a 132% increase, had the proposed Advisory Agreement been in effect.

   However, as noted previously, approval of the Advisory Agreement with ProFund Advisors and termination of the master-feeder fund structure is not expected to result in any increase in overall operating expenses with respect to Service Class shares of the Money Market ProFund. Because feeder fund services currently provided by ProFund Advisors would no longer be necessary if the Money Market ProFund does not invest its assets in the Portfolio, management services fees applicable to the Money Market ProFund would drop from 0.35% of average daily net assets to a rate of 0.15%, which should completely offset the proposed increase in investment advisory fees that would be applicable to the assets of the Money Market ProFund.

   The following tables compare the current operating expenses, including the Money Market ProFund's pro rata share of the Portfolio's expenses, applicable to an investment in Service Class shares of the Money Market ProFund, to the pro forma estimated expenses applicable to an investment in Service Class shares of the Money Market ProFund assuming shareholder approval of the Advisory Agreement and termination of the master-feeder structure.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                                  Service Class
                                                                  -------------
                                                                           Pro
                                                                  Current Forma
                                                                  ------- -----
Management fees..................................................  0.15%  0.35%
Distribution and service (12b-1) fees*...........................  1.00%  1.00%
Other expenses...................................................  0.68%  0.48%
                                                                   ----   ----
Total annual operating expenses..................................  1.83%  1.83%

--------
* Payable pursuant to the Distribution and Service Plan presented for shareholder approval in Proposal 2.

Expense Examples

   The examples below compare the fees an investor would incur on a $10,000 investment in Service Class shares of the Money Market ProFund to the fees an investor would incur on a $10,000 investment in Service Class shares of the Money Market ProFund, assuming shareholder approval of the Advisory Agreement. The examples assume that a shareholder invests for the time periods shown and redeems all shares at the end of each period, that the Money Market ProFund earned an annual return of 5% over the periods shown, that dividends and distributions are reinvested, and that gross operating expenses remain constant. Because these examples are hypothetical and for comparison only, actual costs will be different.

                                                                  Service Class
                                                                  --------------
                                                                           Pro
                                                                  Current Forma
                                                                  ------- ------
1 Year........................................................... $  186  $  186
3 Years.......................................................... $  576  $  576
5 Years.......................................................... $  990  $  990
10 Years......................................................... $2,148  $2,148

Information About ProFund Advisors

   ProFund Advisors, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, is a Maryland limited liability company and is registered with the SEC as an investment advisor. As of December 31, 2000, ProFund Advisors had approximately $1.7 billion of assets under investment management. The managing members and principal executive officer of ProFund Advisors, and their principal occupations, are shown below. The business address of each of the following is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

     Name                           Position and Principal Occupation
     ----                           ---------------------------------
   Michael L. Sapir*..... Managing Member, Chairman and Chief Executive Officer
   Louis Mayberg*........ Managing Member and President

--------
* Mr. Sapir is Trustee, Chairman of the Board, and Chief Executive Officer of the Trust, and Mr. Mayberg serves as Secretary of the Trust.

Board Consideration of the Advisory Agreement

   The Board has concluded that the Advisory Agreement will enable the Money Market ProFund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Money Market ProFund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, have unanimously approved the Advisory Agreement and have authorized the submission of the Advisory Agreement to Money Market ProFund shareholders for their approval.

   In determining whether it was appropriate to approve the Advisory Agreement and to recommend approval by shareholders, the Board requested information, provided by ProFund Advisors, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

   The Trustees decided to approve the Advisory Agreement and recommend that Money Market ProFund investors approve the Advisory Agreement on the basis of the following considerations, among others:

 .  The investment advisory fee payable to ProFund Advisors under the proposed
   Advisory Agreement is fair and reasonable in light of the services to be provided, the anticipated costs of these services, and the comparability of the proposed fee to fees paid by similar money market funds;

 . The proposed Advisory Agreement is not anticipated to increase overall operating expenses of the Money Market ProFund;

 . The nature, quality and extent of the investment advisory services expected to be provided by ProFund Advisors, in light of the high quality services provided to the other ProFunds;

 . ProFund Advisors' representations regarding its staffing and capabilities to manage the Money Market ProFund, including the retention of personnel with money market fund portfolio management experience;

 . The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of ProFund Advisors;

 . The potential for operational efficiencies, organizational and regulatory simplicity, and marketing advantages resulting from terminating a two-tier, master-feeder fund structure that requires coordination of operations with an unaffiliated third party; and

 . The flexibility offered by approval of the Advisory Agreement, which permits the Board, upon reaching a determination to terminate the master-feeder fund structure, to pursue the best interests of the Money Market ProFund and its shareholders without the time delay and expense of seeking shareholder approval at that time.

   Based on its review of the information requested and provided, the Board determined that the Advisory Agreement was consistent with the best interests of the Money Market ProFund and its shareholders. Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board unanimously approved the Advisory Agreement and recommended its approval by Money Market ProFund investors.

   The Board, including the Independent Trustees, unanimously recommends that Money Market ProFund shareholders vote "FOR" approval of the Advisory Agreement as provided under Proposal 1. Unmarked proxies will be so voted.

                                   PROPOSAL 2

                   APPROVAL OF DISTRIBUTION AND SERVICE PLAN

Introduction

   Service Class shares of the ProFunds are subject to a Shareholder Services Plan. Under the Shareholder Services Plan, the Trust makes payments out of assets attributable to Service Class shares to financial intermediaries whose clients beneficially own Service Class shares. Fees paid under the Shareholder Services Plan may be used to pay for a variety of services provided to Service Class investors, as described below.

   At a meeting held on January 26, 2001, the Board reduced the fee payable under the Shareholder Services Plan from 1.00% (on an annual basis) of the average daily net assets attributable to Service Class shares to a rate equal to 0.25%, effective at the close of business on January 30, 2001, and terminated the Shareholder Services Plan effective 60 days after January 30, 2001. The Board also approved as in the best interests of the Trust and its Service Class shareholders a Distribution and Service Plan, effective February 1, 2001, under which the Trust may use assets attributable to Service Class shares to pay for, among other things, the promotion and distribution of the Trust's Service Class shares and the provision of services to the beneficial owners of Service Class shares. No fees will be paid or reimbursed under the Distribution and Service Plan for activities or services covered and paid under the Shareholder Services Plan for the remainder of its term. The Distribution and Service Plan is intended to be, in effect, a successor to the Shareholder Services Plan.

   In addition to the financing of the current services covered under the Shareholder Services Plan, the proposed Distribution and Service Plan will permit the Trust to finance a broader array of activities and services on behalf of Service Class shareholders. The Distribution and Service Plan will not increase or alter the maximum amount authorized to be paid under the Shareholder Services Plan, prior to the recent fee reduction.

   The Board recommends that the Service Class shareholders approve the proposed Distribution and Service Plan, a form of which is attached as Exhibit B.

Description of the Shareholder Services Plan

   Since inception, Service Class shares have been subject to the Shareholder Services Plan that was adopted by the Board at a meeting held on October 28, 1997 shortly before the Trust commenced operations. The Board approved the Shareholder Services Plan on behalf of each ProFund with Service Class shares that was created after that date and reapproved the Plan on an annual basis. The Shareholder Services Plan was most recently approved by the Board at a meeting held on August 24, 2000. As noted above, the Board recently reduced the fee payable under the Shareholder Services Plan for the remainder of the Plan's term.

   Under the Shareholder Services Plan, each ProFund with Service Class shares may make payments to investment advisers, banks, trust companies and other authorized financial institutions ("authorized firms") of up to 0.25% (on an annual basis) of the average daily net asset value of Service Class shares attributable to such authorized firms' clients who are beneficial owners of Service Class shares. For this fee, authorized firms may provide a variety of services to Service Class investors, including without limitation: (1) receiving and processing shareholder orders; (2) performing the accounting for Service Class shareholder accounts; (3) maintaining retirement plan accounts;
(4) answering questions and handling correspondence for individual accounts;
(5) acting as the sole shareholder of record for individual shareholders; (6) issuing shareholder reports and transaction confirmations; (7) executing daily investment "sweep" functions; and (8) furnishing investment advisory services. The Trust does not monitor the services actually provided by the authorized firms. Because this fee is paid out of the assets attributable to the Service Class shares of each ProFund with that class of shares, Service Class shareholders bear the expenses associated with the Shareholder Services Plan.

   Information concerning the amounts paid under the Shareholder Services Plan for the fiscal year ended December 31, 2000 is set forth in Exhibit C.

Description of the Distribution and Service Plan

   The proposed Distribution and Service Plan authorizes payments from assets attributable to Service Class shares for a variety of distribution-related activities with respect to Service Class shares, which include any type of activity that is primarily intended to result in the sale of the Service Class shares as determined by the Board. The Distribution and Service Plan explicitly relies on the provisions of Rule 12b-1 under the Investment Company Act of 1940 to make these distribution-related payments, while the Shareholder Services Plan does not.

   In addition, consistent with applicable regulations, the proposed Distribution and Service Plan authorizes payments from assets attributable to Service Class shares for shareholder services and other services provided to beneficial owners of Service Class shares that are not primarily intended to result in the sale of Service Class shares. Payment for these services is not subject to approval by Service Class shareholders. Payments under the Distribution and Service Plan may be made directly by the Trust, or indirectly through Concord Financial Group, Inc. ("Concord"), the distributor of the Service Class shares, or another service provider of the Trust.

   The proposed Distribution and Service Plan authorizes payments as compensation or reimbursement for the same services as are currently provided under the Shareholder Services Plan, as summarized above in "Description of the Shareholder Services Plan." It is anticipated that the fee would primarily be used to compensate financial professionals. In addition, the proposed Distribution and Service Plan authorizes payments as compensation or reimbursement for other activities, such as: (1) advertising; (2) compensation of Concord, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; and (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges.

   The proposed Distribution and Service Plan authorizes payment of compensation or reimbursement in an amount up to 1.00%, on an annual basis, of the average daily net assets attributable to Service Class shares. In accordance with Conduct Rule 2830 of the National Association of Securities Dealers, Inc. (a broker-dealer self-regulatory organization), no more than 0.75% will constitute an "asset-based sales charge" and no more than 0.25% will constitute a "service fee," as those terms are defined in that Conduct Rule. Payments will be accrued daily and paid monthly, or at such other intervals as the Board may determine. As required by applicable law, the Board will review, at least quarterly, written reports concerning the amounts expended under the Distribution and Service Plan and the purposes for which the expenditures were made.

   In addition to the foregoing provisions, the Distribution and Service Plan requires that its distribution-related provisions be approved, with respect to each ProFund with Service Class shares, by a vote of at least a "majority of the outstanding voting securities" of the Service Class. This standard is described in more detail below under "OTHER INFORMATION--Required Vote." The Distribution and Service Plan also provides that it is subject to renewal on an annual basis by the Board, including approval by a majority of the Trustees who are not "interested persons" of the Trust for regulatory purposes and who do not have any direct or indirect financial interest in the operation of the Distribution and Service Plan or any related agreement (the "Plan Trustees"). In addition, Plan Trustees must approve any material amendments to the Distribution and Service Plan, and Service Class shareholders must approve any amendment that would materially increase the amount to be spent for distribution. The Distribution and Service Plan also may be terminated with respect to a ProFund at any time by the vote of a majority of Plan Trustees, or by a vote of a majority of the outstanding voting securities of the Service Class shares of that ProFund. Service Class shareholders do not have the right to vote on the implementation of the Shareholder Services Plan or any material increase in the fees thereunder (of which there have been none), although they do have the right to terminate the Shareholder Services Plan to the same extent as the proposed Distribution and Service Plan.

Payment of Accrued Distribution and Service Plan Fees

   As provided by the Distribution and Service Plan, the Board has approved, subject to approval of the Distribution and Service Plan by Service Class shareholders, payment of distribution-related fees accrued under the Distribution and Service Plan at the rate of 0.75% (on an annual basis) of the average daily net assets attributable to Service Class shares from February 1, 2001, the effective date of the Distribution and Service Plan, through the date of the Meeting. If the Distribution and Service Plan is approved by the Service Class shareholders of a ProFund, that approval also will be considered to be an approval of any distribution-related fees accrued under the Distribution and Service Plan through the date of the Meeting. If approval of the Distribution and Service Plan is obtained, each ProFund will pay fees accrued under the Distribution and Service Plan to Concord or another service provider of the Trust as reimbursement for financing certain distribution-related activities and/or services under the Distribution and Service Plan from February 1, 2001 through the date of the Meeting. Estimated monthly accruals of these fees, based on Service Class net assets as of December 31, 2000, are set forth in Exhibit D.

   The attached form of the Distribution and Service Plan qualifies in its entirety the foregoing description of that Plan.

Board Consideration of the Distribution and Service Plan

   The Board has concluded that the Distribution and Service Plan is reasonably likely to benefit the Trust and its Service Class shareholders. Accordingly, the Trustees, including the Plan Trustees, have unanimously approved the Distribution and Service Plan with respect to Service Class shares and the payment of distribution-related fees accrued thereunder pending shareholder approval, and have authorized the submission of the Plan to Service Class shareholders for their approval.

   Following a scheduled examination and in consultation with the SEC's staff, the Board requested information from Trust management to determine whether it was appropriate to approve the Distribution and Service Plan and to recommend its approval by shareholders. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

   The Trustees decided to approve the Distribution and Service Plan and recommend that Service Class investors approve the Plan on the basis of the following considerations, among others:

 . The maximum level of fees that may be paid under the Distribution and Service Plan are the same as the maximum level of fees that formerly could be paid under the Shareholder Services Plan, and are appropriate and reasonable in light of the activities and services financed under the Distribution and Service Plan;

 . Consistent with guidance from the SEC, the Distribution and Service Plan provides a greater degree of certainty regarding compliance with applicable regulations, as it explicitly is subject to the substantive and procedural requirements of Rule 12b-1;

 . The Distribution and Service Plan is expected to pay for the services covered under the Shareholder Services Plan, which are a potential source of benefit to Service Class investors;

 . The Distribution and Service Plan will permit the financing of a broad array of distribution-related activities and services, which the Shareholder Services Plan does not contemplate, so Service Class investors have greater potential to benefit;

 . The financing of a broader array of activities and services than those under many Rule 12b-1 plans implemented by other investment companies may make the Service Class shares a more attractive investment alternative in a very competitive marketplace. Increased competitiveness may result in increased assets, which can benefit the Trust and investors in the ProFunds by increasing investment opportunities and diversification, and by reducing per share operating expenses because fixed expenses, including those attributable to Service Class shares, would be spread over a larger asset base;

 . The Distribution and Service Plan may open up new distribution channels for selling Service Class shares, such as retail broker-dealers. Increased opportunities for distribution may help maintain and increase asset levels, which, as discussed above, can benefit Service Class investors;

 . The Distribution and Service Plan may provide greater incentive to Concord and others to incur promotional expenses on behalf of Service Class shares, which may assist in asset growth; and

 . The absence of any means to finance promotional activities may make the Service Class a less desirable investment option, which may lead to a dissipation of assets to the detriment of the Trust and Service Class investors.

   Based on its review of the information requested and provided, the Board determined that the Distribution and Service Plan was reasonably likely to benefit the Trust and Service Class investors, and was consistent with the best interests of the ProFunds and Service Class investors. Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board unanimously approved the Distribution and Service Plan and the payment of fees accrued thereunder pending shareholder approval, and recommended the Plan's approval by Service Class investors.

   The Board, including the Plan Trustees, unanimously recommends that shareholders vote "FOR" approval of the Distribution and Service Plan as provided under Proposal 2. Unmarked proxies will be so voted.

                                 OTHER BUSINESS

   The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                               OTHER INFORMATION

Proxy Solicitation

   The costs of the Meeting, including the solicitation of proxies and the estimated $54,000 cost of Shareholder Communications Corporation (a proxy solicitation firm), will be paid by the Trust. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by officers or agents of the Trust. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

Required Vote

   Investor Class and Service Class shareholders of the Money Market ProFund will vote together on Proposal 1, although proxies of Investor Class shareholders are being solicited via separate proxy materials. Service Class shareholders vote separately by ProFund on Proposal 2. Shareholders will vote as necessary on any other proposal. Approval of each of Proposal 1 and Proposal 2 requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, which means the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares entitled to vote on the proposal, whichever is less.

Shareholder Voting

   Shareholders of record at the close of business on March 2, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each dollar of net assets attributable to that shareholder's investment, and an appropriate fraction of a vote for each fraction of a dollar invested. Information regarding the number of Service Class shares of each ProFund and the combined number of Service Class and Investor Class shares of the Money Market ProFund, outstanding as of the Record Date, and the number of votes represented thereby, as well as information regarding certain beneficial owners of the Service Class shares of the ProFunds and shares of the Money Market ProFund as of the Record Date, is set forth in Exhibit E.

   The presence in person or by proxy of the holders of one-tenth of the outstanding shares of a ProFund entitled to vote on a proposal as of the Record Date is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the proposals before the Meeting.

   Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and
(b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on Proposal 1 and Proposal 2.

   In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of any proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals or other ProFunds.

   In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with the proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is executed), it will be voted FOR each proposal on which the shareholder may vote. In addition, shareholders may give voting instructions via the Internet at www.proxyvote.com or by touch-tone telephone by following the instructions enclosed with the proxy card. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Shareholder Proposals

   The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

   Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Other Service Providers

   BISYS Fund Services is the Trust's administrator, and Concord is the distributor of the ProFunds' shares. BISYS Fund Services and Concord are located at 3435 Stelzer Road, Columbus, Ohio 43219.

   To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                         By order of the Board of Trustees,

                                         /s/ Louis M. Mayberg

                                         Louis M. Mayberg
                                         Secretary

March 9, 2001

                                                                       EXHIBIT A

           Form of Amended and Restated Investment Advisory Agreement

   AGREEMENT made this 28th day of October, 1997 and amended as of February 18, 1998 and amended and restated as of October 15, 1999, January 24, 2000, May 5, 2000, August 24, 2000, December 8, 2000, January 26, 2001, and May 1, 2001
between ProFunds, a Delaware business trust (the "Trust"), and ProFund Advisors LLC, a Maryland limited liability company (the "Advisor").

   WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged principally in the business of rendering investment management services; and

   WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (the" 1940 Act"); and

   WHEREAS, the Trust is authorized to issue shares of beneficial interest ("shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

   WHEREAS, the Trust currently offers sixty-eight series of shares, and may offer additional portfolios in the future; and

   WHEREAS, the Trust desires to retain the services of the Advisor to provide a continuous program of investment management for the following portfolios of the Trust: Bull ProFund, UltraBull ProFund, Bear ProFund, UltraBear ProFund, Ultra OTC ProFund, UltraShort OTC ProFund, UltraEurope ProFund, ProFund VP Bull, ProFund VP Bull Plus, ProFund VP UltraBull, ProFund VP UltraOTC, ProFund VP Europe 30, ProFund VP UltraEurope, ProFund VP Bear, ProFund VP UltraBear, ProFund VP UltraShort OTC, ProFund VP UltraShort Europe, ProFund VP Money Market, UltraSmall-Cap ProFund, UltraMid-Cap ProFund, UltraJapan ProFund, Airline UltraSector ProFund, Banking UltraSector ProFund, Basic Materials UltraSector ProFund, Biotechnology UltraSector ProFund, Consumer Cyclical UltraSector ProFund, Consumer Non-Cyclical UltraSector ProFund, Energy UltraSector ProFund, Entertainment and Leisure UltraSector ProFund, Financial UltraSector ProFund, Healthcare UltraSector ProFund, Industrial UltraSector ProFund, Internet UltraSector ProFund, Oilfield Equipment and Services UltraSector ProFund, Pharmaceuticals UltraSector ProFund, Precious Metals UltraSector ProFund, Real Estate UltraSector ProFund, Semiconductor UltraSector ProFund, Technology UltraSector ProFund, Telecommunications UltraSector ProFund, Utilities UltraSector ProFund, Wireless Communications UltraSector ProFund, OTC ProFund, ProFund VP OTC, ProFund VP UltraSmall-Cap, ProFund VP Small-Cap, ProFund VP Japan, Airlines Sector ProFund VP, Banking Sector ProFund VP, Basic Materials Sector ProFund VP, Biotechnology Sector ProFund VP, Consumer Cyclical Sector ProFund VP, Consumer Non-Cyclical Sector ProFund VP, Energy Sector ProFund VP, Entertainment and Leisure Sector ProFund VP, Financial Sector ProFund VP, Healthcare Sector ProFund VP, Industrial Sector ProFund VP, Internet Sector ProFund VP, Oilfield Equipment and Services Sector ProFund VP, Pharmaceuticals Sector ProFund VP, Precious Metals Sector ProFund VP, Real Estate Sector ProFund VP, Semiconductor Sector ProFund VP, Technology Sector ProFund VP, Telecommunications Sector ProFund VP, Utilities Sector ProFund VP, Wireless Communications Sector ProFund VP, and the Money Market ProFund (each referred to hereinafter as a "Portfolio" and collectively as the "Portfolios"); and

   WHEREAS, the Advisor is willing, in accordance with the terms and conditions hereof to provide such services to the Trust on behalf of such Portfolios.

   NOW, THEREFORE, in consideration of the mutual agreements set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Advisor

   The Trust hereby appoints Advisor to provide the advisory services set forth herein to the Portfolios and Advisor agrees to accept such appointment and agrees to render the services set forth herein for the compensation herein provided. In carrying out its responsibilities under this Agreement, Advisor shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolios as set forth in the then-current Registration Statement of the Trust, applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder and other applicable federal securities laws and regulations.

2. Duties of Advisor

   Advisor shall provide a continuous program of investment management for each Portfolio. Subject to the general supervision of the Trust's Board of Trustees, Advisor shall have sole investment discretion with respect to the Portfolios, including investment research, selection of the securities to be purchased and sold and the portion of the assets of each Portfolio, if any, that shall be held uninvested, and the selection of broker-dealers through which securities transactions in the Portfolios will be executed. Advisor shall manage the Portfolios in accordance with the objectives, policies and limitations set forth in the Trust's current Prospectus and Statement of Additional Information. Specifically, and without limiting the generality of the foregoing, Advisor agrees that it will:

     (a) promptly advise each Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Portfolio, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

     (b) maintain all applicable books and records with respect to the securities transactions of the Portfolio. Specifically, but without limitation, Advisor agrees to maintain with respect to each Portfolio those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the 1940 Act with respect to transactions in each Portfolio including, without limitation, records which reflect securities purchased or sold in the Portfolio, showing for each such transaction, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the executing broker or dealer. Advisor will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the 1940 Act. Advisor acknowledges and agrees that all such records it maintains for the Trust are the property of the Trust and Advisor will surrender promptly to the Trust any such records upon the Trust's request;

     (c) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of each Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Portfolio to ensure compliance with the various limitations on investments applicable to the Portfolio, to ensure that the Portfolio will continue to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to ensure that the Portfolios that serve as the investment medium for variable insurance contracts are managed in conformity with the requirements of Section 817 of the Code and Treasury Regulatory subsection 1.817-5 thereunder (or any successor or amended provision);

     (d) render regular reports to the Trust concerning the performance by Advisor of its responsibilities under this Agreement. In particular, Advisor agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment programs of the Portfolio;

     (e) maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Portfolios, the Advisor's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Advisor or of its affiliates. In dealing with such customers, the Advisor and its affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

     (f) review periodically and take responsibility for the material accuracy and completeness of the information supplied by or at the request of the Advisor for inclusion in Trust's registration statement under the 1940 Act and the Securities Act of 1933.

3. Portfolio Transactions

   Advisor shall be responsible for selecting members of securities exchanges, brokers and dealers (herein after referred to as "brokers") for the execution of purchase and sale transactions for the Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, the Advisor will use its best efforts to seek on behalf of a Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor shall consider all factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any Portfolio of the Trust and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. The Advisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Advisor will report to the Trustees from time to time regarding its portfolio execution and brokerage practices.

4. Expenses and Compensation

     (a) Allocation of Expenses

     The Advisor shall, at its expense, employ or associate with itself such persons as it believes appropriate to assist in performing its obligations under this Agreement and provide all advisory services, equipment, facilities and personnel necessary to perform its obligations under this Agreement.

     The Trust shall be responsible for all its expenses and liabilities, including, without limitation, compensation of its Trustees who are not affiliated with the Portfolios' Administrator or the Advisor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including for keeping books and accounts and calculating the net asset value of shares of each Portfolio, transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale the Trust's shares of beneficial interest; expenses of preparing and printing share certificates (if any), prospectuses, shareholders' reports, notices, proxy statements and reports to regulatory agencies; the cost of office supplies; travel expenses of all officers, trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses.

     (b) Compensation

     Subject to Section 5, for its services under this Agreement, Advisor shall be entitled to receive a fee calculated at the applicable annual rate set forth on Schedule A hereto with respect to the average daily net asset value of each Portfolio, which will be paid monthly. For the purpose of accruing compensation, the net asset value of the Portfolios will be determined in the manner provided in the then-current Prospectus of the Trust.

     (c) Expense Limitations

     Advisor may waive all or a portion of its fees provided for hereunder and such waiver will be treated as a reduction in the purchase price of its services. Advisor shall be contractually bound hereunder by the terms of any publicity announced waiver of its fee, or any limitation of the Portfolio's expenses, as if such waiver were fully set forth herein.

5. Money Market ProFund

   The Money Market ProFund currently invests all of its investable assets in another mutual fund with a substantially similar investment objective (the "Portfolio"). For so long as the Money Market ProFund invests all of its investable assets in the Portfolio, or any successor mutual fund, the Advisor shall not be entitled to any fee pursuant to Section 4(b) with respect to the Money Market ProFund. Should the Trust's Board of Trustees determine that it is in the best interests of the Money Market ProFund and its shareholders to withdraw the Money Market ProFund's investment in the Portfolio (or successor), the Advisor will directly manage, or supervise the direct management of, the assets of the Money Market ProFund in accordance with the terms of this Agreement. The Advisor may employ one or more investment sub-advisers from time to time to perform some of the duties and services of the Advisor, including the selection of brokers for the execution of portfolio transactions, for the Money Market Portfolio, upon such terms and conditions as may be agreed upon between the Advisor and such investment sub-adviser(s) and approved by the Trust's Board of Trustees.

6. Liability of Advisor

   Neither the Advisor nor its officers, directors, employees, agents or controlling person ("Associated Person") of the Advisor shall be liable for any error of judgement or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Advisor or such Associated Persons in the performance of their duties or from reckless disregard by them of their duties under this Agreement.

7. Liability of the Trust and Portfolios

   It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees, and it has been signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

   With respect to any obligation of the Trust on behalf of any Portfolio arising hereunder, the Advisor shall look for payment or satisfaction of such obligations solely to the assets and property of the Portfolio to which such obligation relates as though the Trust had separately contracted with the Advisor by separate written instrument with respect to each Portfolio.

8. Duration and Termination of this Agreement

     (a) Duration. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect for successive periods of one year thereafter with respect to each Portfolio so long as such continuance with respect to such Portfolio is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, and (b), in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (b) Amendment. Any amendment to this Agreement shall become effective with respect to a Portfolio upon approval by the Advisor and the Trustees, and to the extent required by applicable law, a majority of the outstanding voting securities (as defined in the 1940 Act) of that Portfolio.

     (c) Termination. This Agreement may be terminated with respect to any Portfolio at any time, without payment of any penalty, by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Portfolio, or by the Advisor, in each case upon sixty (60) days' prior written notice to the other party. Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Advisor on behalf of the Trust at the time of such termination. The Advisor shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps. In addition, this Agreement may be terminated with respect to one or more Portfolios without affecting the rights, duties or obligations of any of the other Portfolios.

     (d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

     (e) Approval, Amendment or Termination by Individual Portfolio. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Portfolio shall be effective to continue, amend or terminate this Agreement with respect to any such Portfolio notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected thereby, and
  (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

     (f) Use of Name. The parties acknowledge and agree that the names "ProFunds," "VP ProFunds" (collectively, the "ProFund Names") and any derivatives thereof, as well as any logos that are now or shall hereafter be associated with the ProFund Names are the valuable property of the Advisor. In the event that this Agreement is terminated and the Advisor no longer acts as Investment Advisor to the Trust, the Advisor reserves the right to withdraw from the Trust and the Portfolios the uses of the ProFund Names and logos or any name or logo misleadingly implying a continuing relationship between the Trust of the Portfolios and the Advisor or any of its affiliates.

9. Services not Exclusive

   The services of the Advisor to the Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

10. Miscellaneous

     (a) Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

     (b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     (c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of Maryland.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date written below.

                                          ProFund Advisors LLC, a Maryland
                                           Limited Liability Company

ATTEST: _____________________________     By: _________________________________
                                                     Michael L. Sapir
                                               Chairman and Chief Executive
                                                          Officer

                                          Date: May 1, 2001

                                          ProFunds, a Delaware Business Trust

ATTEST: _____________________________     By: _________________________________
                                                     Michael L. Sapir
                                                   Trustee and Chairman

                                          Date: May 1, 2001

                                   SCHEDULE A

                          TO THE AMENDED AND RESTATED
                         INVESTMENT ADVISORY AGREEMENT
                   BETWEEN PROFUNDS AND PROFUND ADVISORS LLC

                               AS OF MAY 1, 2001

Name of Fund                                             Compensation
------------                                             ------------
                                                (at Annual rate expressed as a
                                                percentage of average daily net
                                                    assets of each Fund)(1)
Bull ProFund...................................              0.75%
UltraBull ProFund..............................              0.75%
Bear ProFund...................................              0.75%
UltraOTC ProFund...............................              0.75%
UltraShort OTC ProFund.........................              0.75%
UltraEurope ProFund............................              0.90%
ProFund VP Bull................................              0.75%
ProFund VP Bull Plus...........................              0.75%
ProFund VP UltraBull...........................              0.75%
ProFund VP UltraOTC............................              0.75%
ProFund VP Europe 30...........................              0.75%
ProFund VP UltraEurope.........................              0.90%
ProFund VP UltraSmall-Cap......................              0.75%
ProFund VP Bear................................              0.75%
ProFund VP UltraBear...........................              0.75%
ProFund VP UltraShort OTC......................              0.75%
ProFund VP UltraShort Europe...................              0.90%
ProFund VP Money Market........................              0.75%
UltraBear ProFund..............................              0.75%
UltraSmall-Cap ProFund.........................              0.75%
UltraMid-Cap ProFund...........................              0.75%
UltraJapan ProFund.............................              0.90%
Basic Materials UltraSector ProFund............              0.75%
Biotechnology UltraSector ProFund..............              0.75%
Consumer Cyclical UltraSector ProFund..........              0.75%
Consumer Non-Cyclical UltraSector ProFund......              0.75%
Energy UltraSector ProFund.....................              0.75%
Financial UltraSector ProFund..................              0.75%
Healthcare UltraSector ProFund.................              0.75%
Industrial UltraSector ProFund.................              0.75%
Internet UltraSector ProFund...................              0.75%
Pharmaceuticals UltraSector ProFund............              0.75%
Precious Metals UltraSector ProFund............              0.75%
Real Estate UltraSector ProFund................              0.75%
Semiconductor UltraSector ProFund..............              0.75%
Technology UltraSector ProFund.................              0.75%
Telecommunications UltraSector ProFund.........              0.75%
Utilities UltraSector ProFund..................              0.75%
Wireless Communications UltraSector ProFund....              0.75%

--------
(1) All fees are computed daily and paid monthly.

Name of Fund                                             Compensation
------------                                             ------------
                                                (at Annual rate expressed as a
                                                percentage of average daily net
                                                    assets of each Fund)(2)
OTC ProFund...................................               0.70%
Airline UltraSector ProFund...................               0.75%
Banking UltraSector ProFund...................               0.75%
Entertainment and Leisure UltraSector
 ProFund......................................               0.75%
Oilfield Equipment and Services UltraSector
 ProFund......................................               0.75%
ProFund VP OTC................................               0.75%
ProFund VP Japan..............................               0.75%
ProFund VP Small-Cap..........................               0.75%
Airline Sector ProFund VP.....................               0.75%
Banking Sector ProFund VP.....................               0.75%
Basic Materials Sector ProFund VP.............               0.75%
Biotechnology Sector ProFund VP...............               0.75%
Consumer Cyclical Sector ProFund VP...........               0.75%
Consumer Non-Cyclical Sector ProFund VP.......               0.75%
Energy Sector ProFund VP......................               0.75%
Entertainment and Leisure Sector ProFund VP...               0.75%
Financial Sector VP ProFund...................               0.75%
Healthcare Sector ProFund VP..................               0.75%
Industrial Sector ProFund VP..................               0.75%
Internet Sector ProFund VP....................               0.75%
Oilfield Equipment and Services Sector ProFund
 VP...........................................               0.75%
Pharmaceuticals Sector ProFund VP.............               0.75%
Precious Metals Sector ProFund VP.............               0.75%
Real Estate Sector ProFund VP.................               0.75%
Semiconductor Sector ProFund VP...............               0.75%
Technology Sector ProFund VP..................               0.75%
Telecommunications Sector ProFund VP..........               0.75%
Utilities Sector ProFund VP...................               0.75%
Wireless Communications Sector ProFund VP.....               0.75%
Money Market ProFund..........................               0.35%

--------
(2) All fees are computed daily and paid monthly.

ProFund Advisors LLC, a Maryland          ProFunds, a Delaware Business Trust
 Limited Liability Company

By: _________________________________     By: _________________________________
           Michael L. Sapir                          Michael L. Sapir
    Chairman and Chief Executive                   Trustee and Chairman
     Officer
                                          Date: May 1, 2001
Date: May 1, 2001

                                                                       EXHIBIT B

                 Form of Proposed Distribution and Service Plan

   This Distribution and Service Plan (the "Plan") dated February 1, 2001, constitutes the plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, to the extent applicable, on behalf of the Service Class shares (the "Shares") of ProFunds (the "Trust"), a Delaware business trust. The Plan relates to the Shares of each series of the Trust set forth on Schedule A, attached hereto, as such schedule may be amended from time to time (the "Funds").

   Section 1. Each Fund is authorized to pay to broker-dealers, investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals ("Authorized Firms") an aggregate fee in an amount not to exceed on an annual basis 1.00% of the average daily net asset value of the Shares of such Fund (the "Plan Fee") as compensation, or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services described in
Section 2 pursuant to an agreement with an Authorized Firm. Some or all of the Plan Fee may be paid to an Authorized Firm: (1) that is the distributor of a Fund's shares; or (2) that provides investment advisory or management services on behalf of a Fund (except that no portion of the Plan Fee may be paid to such service provider for investment advisory services to a Fund).

   Payment of the Plan Fee shall be subject to applicable laws and regulations, as well as the rules of the National Association of Securities Dealers, Inc. ("NASD"). In accordance with NASD Conduct Rule 2830, as amended from time to time, no more than 75% of the Plan Fee (i.e., 0.75% of the average daily net asset value of Shares) will constitute an "asset-based sales charge" and no more than 25% of the Plan Fee (i.e., 0.25% of the average daily net asset value of Shares) will constitute a "service fee", as those terms are defined in Conduct Rule 2830.

   Section 2. Without in any way limiting the discretion of the Board of Trustees of the Trust, the activities and services for which the Plan Fee may be paid may include, without limitation:

 . the provision of personal and continuing services to beneficial owners of Shares;

 . receiving, aggregating and processing purchase, exchange and redemption orders of shareholders;

 .  providing and maintaining retirement plan records;

 . communicating periodically with shareholders concerning administrative issues relating to their accounts, and answering questions and handling correspondence from shareholders about their accounts;

 . maintaining account records and providing beneficial owners with account statements;

 .  processing dividend payments for Shares held beneficially;

 .  providing sub-accounting services for Shares held beneficially;

 .  issuing shareholder reports and transaction confirmations;

 .  forwarding shareholder communications to beneficial owners of Shares;

 . receiving, tabulating and transmitting proxies executed by beneficial owners of Shares;

 .  performing daily investment ("sweep") functions for shareholders;

 .  providing investment advisory services;

 .  general account administration activities;

 . advertising, preparation of sales literature and other promotional materials, and related printing and distribution expenses;

 . paying employees or agents of the distributor of the Shares, other securities broker-dealers, sales personnel, or "associated persons" of the Trust who engage in or support the provision of services to investors and/or distribution of the Shares, including salary, commissions, telephone, travel and related overhead expenses;

 .  incurring expenses of training sales personnel regarding the Funds;

 . preparing, printing and distributing prospectuses, statements of additional information and reports to prospective investors;

 .  organizing and conducting sales seminars and meetings;

 . paying fees to one or more Authorized Firms in respect of the average daily value of Shares beneficially owned by investors for whom the Authorized Firm is the dealer of record or holder of record, or beneficially owned by shareholders with whom the Authorized Firm has a servicing relationship;

 . incurring costs and expenses in implementing and operating the Plan, including capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; and

 . such other similar activities and services as determined by the Board of Trustees from time to time.

   In the event that activities or services for which an Authorized Firm may be compensated and/or reimbursed under the Plan are not specifically attributable to any particular Fund, the Trust may allocate the Plan Fee to each Fund deemed to be reasonably likely to benefit from such activities or services based upon the ratio of the average daily net assets of each such Fund during the previous quarter to the aggregate average daily net assets of all such Funds for such quarter; provided, however that any such allocation shall be subject to review and approval by the Board of Trustees and may be subject to such adjustments as the Board of Trustees shall deem appropriate to render the allocation fair and equitable under the circumstances.

   Payment of Plan Fees as compensation or reimbursement for any activity or service shall not: (1) duplicate payments for the same activity or service under any other agreement or plan applicable to a Fund; or (2) constitute an admission that such activity or service is a distribution-related activity or service.

   Section 3. The Plan shall not take effect with respect to a Fund until it has been approved, together with any related agreement, by votes of the majority of both (a) the Trustees of the Trust, and (b) the Plan Trustees of the Trust, cast in person at a meeting called, at least in part, for the purpose of voting on the Plan or such agreement.

   Section 4. If adopted with respect to a Fund after any public offering of the Fund's Shares or the sale of the Fund's Shares to persons who are not affiliated persons of the Trust, affiliated persons of such persons, promoters of the Trust, or affiliated persons of such persons, the Plan (solely with respect to distribution-related activities and/or services) must be approved by a vote of a majority of the outstanding Shares of the Fund. Such approval shall constitute authorization to pay distribution-related Plan Fees accrued under the Plan with respect to the Fund prior to the date of such approval.

   Section 5. The Plan shall continue in effect with respect to a Fund for a period beyond one year from the date hereof only so long as such continuance is specifically approved at least annually in the manner provided for in Section 3.

   Section 6. Any person authorized to direct the disposition of the monies paid or payable by the Funds pursuant to the Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purpose for which such expenditures were made.

   Section 7. The Plan may be terminated with respect to a Fund at any time by vote of a majority of the Plan Trustees, or by vote of a majority of the outstanding Shares of that Fund.

   Section 8. All agreements with any person relating to implementation of the Plan shall be in writing, and any agreement related to the Plan shall provide:

     (a) That such agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) That such agreement shall terminate automatically in the event of its assignment.

   Section 9. The Plan may not be materially amended unless approved in the manner provided for approval of the Plan in Section 3. The Plan shall not be amended to materially increase the amount spent for distribution with respect to a Fund without approval by a vote of a majority of the outstanding Shares of the Fund.

   Section 10. While the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

   Section 11. The Trust shall preserve copies of the Plan, any related agreement, and any report made pursuant to Section 6 for a period of not less than six years from the date of the Plan or of such agreement or report, the first two years in an easily accessible place.

   Section 12. As used in the Plan, (a) the term "Plan Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, (b) the term "distribution-related" shall mean primarily intended to result in the sale of Shares for purposes of Rule 12b-1, and (c) the terms "affiliated person", "assignment", "interested person" and "promoter" shall have the respective meanings specified in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

                                   SCHEDULE A

                      TO THE DISTRIBUTION AND SERVICE PLAN
                             DATED FEBRUARY 1, 2001

Money Market ProFund                              Healthcare UltraSector ProFund
Bull ProFund                                      Industrial UltraSector ProFund
UltraBull ProFund                                 Internet UltraSector ProFund
Bear ProFund                                      Pharmaceuticals UltraSector ProFund
UltraBear ProFund                                 Precious Metals UltraSector ProFund
UltraOTC ProFund                                  Real Estate UltraSector ProFund
UltraShort OTC ProFund                            Semiconductor UltraSector ProFund
UltraEurope ProFund                               Technology UltraSector ProFund
UltraSmall-Cap ProFund                            Telecommunications UltraSector ProFund
UltraMid-Cap ProFund                              Utilities UltraSector ProFund
UltraJapan ProFund                                Wireless Communications UltraSector ProFund
Basic Materials UltraSector ProFund               OTC ProFund
Biotechnology UltraSector ProFund                 Airline UltraSector ProFund
Consumer Cyclical UltraSector ProFund             Banking UltraSector ProFund
Consumer Non-Cyclical UltraSector ProFund         Entertainment and Leisure UltraSector ProFund
Energy UltraSector ProFund                        Oilfield Equipment and Services UltraSector ProFund
Financial UltraSector ProFund

Date: February 1, 2001

                                                                       EXHIBIT C

                       Shareholder Services Plan Payments

   During the Trust's fiscal year ended December 31, 2000, the following ProFunds paid the indicated amounts under the Service Class Shareholder Services Plan:

                                                           Shareholder Services
                                                              Plan Fee Rate
                                                Aggregate   (as a % of average
ProFund                                          Payments   daily net assets)
-------                                         ---------- --------------------
Bull ProFund................................... $  162,651        1.00%
OTC ProFund.................................... $   25,063        1.00%
UltraBull ProFund.............................. $  592,836        1.00%
UltraMid-Cap ProFund........................... $   65,451        1.00%
UltraSmall-Cap ProFund......................... $   92,879        1.00%
UltraOTC ProFund............................... $1,687,236        1.00%
UltraEurope ProFund............................ $   32,892        1.00%
UltraJapan ProFund............................. $   15,401        1.00%
Bear ProFund................................... $    3,742        1.00%
UltraBear ProFund.............................. $   95,583        1.00%
UltraShort OTC ProFund......................... $   32,584        1.00%
Money Market ProFund........................... $1,455,207        1.00%
Biotechnology UltraSector ProFund.............. $   10,272        1.00%
Energy UltraSector ProFund..................... $    4,964        1.00%
Financial UltraSector ProFund.................. $   12,827        1.00%
Healthcare UltraSector ProFund................. $   13,593        1.00%
Internet UltraSector ProFund................... $    3,893        1.00%
Pharmaceuticals UltraSector ProFund............ $    6,735        1.00%
Real Estate UltraSector ProFund................ $   18,935        1.00%
Semiconductor UltraSector ProFund.............. $    5,194        1.00%
Technology UltraSector ProFund................. $    2,572        1.00%
Telecommunications UltraSector ProFund......... $    2,022        1.00%
Utilities UltraSector ProFund.................. $    5,393        1.00%
Wireless Communications UltraSector ProFund.... $    3,665        1.00%

   During the last fiscal year of the Trust, the following entities received 10% or more of the aggregate amount paid under the Shareholder Services Plan with respect to the indicated ProFunds:

                                                                      Aggregate
ProFund                                          Recipient            Payments
-------                                          ---------            ---------
Bull ProFund......................... Centurion Trust Company         $ 54,614
Bull ProFund......................... National Investor Service Corp. $ 19,372
Bull ProFund......................... Summit Equities, Inc.           $ 60,393
OTC ProFund.......................... Centurion Trust Company         $ 16,678
OTC ProFund.......................... National Investor Service Corp. $  8,917
UltraBull ProFund.................... Aurum Securities Corp.          $ 80,121
UltraBull ProFund.................... Southwest Securities            $112,273
UltraMid-Cap ProFund................. Gemisys Securities Corp.        $ 16,154
UltraMid-Cap ProFund................. National Investor Service Corp. $ 19,640
UltraSmall-Cap ProFund............... Gustafson Baxter Financial      $ 12,058
UltraSmall-Cap ProFund............... Raymond James Financial         $ 18,145
UltraOTC ProFund..................... Stockton Securities             $212,743
UltraEurope ProFund.................. Gemisys Securities Corp.        $ 26,274

                                                                     Aggregate
ProFund                                        Recipient             Payments
-------                                        ---------             ---------
UltraJapan ProFund................ Gemisys Securities Corp.          $  5,123
UltraJapan ProFund................ Reserve Circle Advisors           $  7,000
Bear ProFund...................... Broderwick Wealth Management      $    837
Bear ProFund...................... Garry Kirk                        $    385
Bear ProFund...................... Morgan Financial Advisors         $    409
UltraBear ProFund................. Gemisys Securities Corp.          $  9,690
UltraBear ProFund................. National Investor Services Corp.  $ 27,730
UltraShort OTC ProFund............ Gemisys Securities Corp           $  5,752
UltraShort OTC ProFund............ National Investor Services Corp.  $  9,971
Money Market ProFund.............. Aurum Securities Corp.            $519,845
Biotechnology UltraSector
 ProFund.......................... Albert Mu                         $  1,581
Biotechnology UltraSector
 ProFund.......................... Dominion Financial Services       $  1,256
Biotechnology UltraSector
 ProFund.......................... National Investors Services Corp. $  1,695
Biotechnology UltraSector
 ProFund.......................... Raymond James Financial           $  3,077
Energy UltraSector ProFund........ Albert Mu                         $  1,855
Energy UltraSector ProFund........ Asset Management Services Grp     $    875
Energy UltraSector ProFund........ Paul Merriman & Associates        $    695
Financial UltraSector ProFund..... Albert Mu                         $  2,886
Financial UltraSector ProFund..... National Investor Services Corp.  $  5,803
Healthcare UltraSector ProFund.... Albert Mu                         $  2,953
Healthcare UltraSector ProFund.... Dominion Financial Sevices        $  2,959
Healthcare UltraSector ProFund.... National Investor Services Corp.  $  6,024
Internet UltraSector ProFund...... National Investor Services Corp.  $  2,060
Pharmaceuticals UltraSector
 ProFund.......................... Albert Mu                         $  2,022
Pharmaceuticals UltraSector
 ProFund.......................... National Investor Services Corp.  $  2,369
Pharmaceuticals UltraSector
 ProFund.......................... Paul Merriman & Associates        $  1,151
Real Estate UltraSector ProFund... First Trust Corporation           $  2,042
Real Estate UltraSector ProFund... National Investor Services Corp.  $ 15,470
Semiconductor UltraSector
 ProFund.......................... Albert Mu                         $  1,857
Semiconductor UltraSector
 ProFund.......................... Raymond James Financial           $    866
Technology UltraSector ProFund.... Albert Mu                         $  1,002
Technology UltraSector ProFund.... Dominion Financial Services       $    263
Telecommunications UltraSector
 ProFund.......................... Albert Mu                         $    308
Telecommunications UltraSector
 ProFund.......................... Dominion Financial Services       $    411
Telecommunications UltraSector
 ProFund.......................... Gemisys Securities Corp.          $    360
Telecommunications UltraSector
 ProFund.......................... Raymond James Financial           $    521
Utilities UltraSector ProFund..... Albert Mu                         $  1,309
Utilities UltraSector ProFund..... Paul Merriman & Associates        $  1,594
Utilities UltraSector ProFund..... Raymond James Financial           $  1,984
Wireless Communications
 UltraSector ProFund.............. Albert Mu                         $  1,499
Wireless Communications
 UltraSector ProFund.............. First Trust Corporation           $    370
Wireless Communications
 UltraSector ProFund.............. National Investor Services Corp.  $    836

                                                                       EXHIBIT D

         Estimated Monthly Accruals Under Distribution and Service Plan

   Based on Service Class net assets as of December 31, 2000, monthly Distribution and Service Plan fees for distribution-related activities and services for the following ProFunds would be accrued in the following estimated amounts:

                                                                    Estimated
ProFund                                                          Monthly Accrual
-------                                                          ---------------
Bull ProFund....................................................    $  3,476
OTC ProFund.....................................................    $    659
UltraBull ProFund...............................................    $ 19,952
UltraMid-Cap ProFund............................................    $  1,685
UltraSmall-Cap ProFund..........................................    $  2,243
UltraOTC ProFund................................................    $ 30,284
UltraEurope ProFund.............................................    $    252
UltraJapan ProFund..............................................    $    527
Bear ProFund....................................................    $    257
UltraBear ProFund...............................................    $  4,177
UltraShort OTC ProFund..........................................    $    863
Money Market ProFund............................................    $103,649
Biotechnology UltraSector ProFund...............................    $    645
Energy UltraSector ProFund......................................    $    662
Financial UltraSector ProFund...................................    $  2,437
Healthcare UltraSector ProFund..................................    $  1,020
Internet UltraSector ProFund....................................    $    113
Pharmaceuticals UltraSector ProFund.............................    $  3,563
Real Estate UltraSector ProFund.................................    $  3,746
Semiconductor UltraSector ProFund...............................    $    178
Technology UltraSector ProFund..................................    $    143
Telecommunications UltraSector ProFund..........................    $     96
Utilities UltraSector ProFund...................................    $  1,195
Wireless Communications UltraSector ProFund.....................    $    109

                                                                       EXHIBIT E

               Outstanding Shares and Share Ownership Information

   As of the Record Date, the following number of Service Class shares of each of the indicated ProFunds, representing the indicated number of votes, were outstanding:

                                                    Number of
                                                  Service Class  Number of Votes
                                                     Shares      Represented by
ProFund                                            Outstanding       Shares
-------                                          --------------- ---------------
Bull ProFund....................................      66,836.896      66,836.896
OTC ProFund.....................................      36,166.696      36,166.696
UltraBull ProFund...............................   1,510,583.653   1,510,583.653
UltraMid-Cap ProFund............................     146,447.334     146,447.334
UltraSmall-Cap ProFund..........................     264,806.755     264,806.755
UltraOTC ProFund................................   3,216,121.601   3,216,121.601
UltraEurope ProFund.............................      12,485.165      12,485.165
UltraJapan ProFund..............................      22,095.026      22,095.026
Bear ProFund....................................      10,484.440      10,484.440
UltraBear ProFund...............................     153,473.865     153,473.865
UltraShort OTC ProFund..........................      22,794.756      22,794.756
Money Market ProFund............................ 214,073,368.172 214,073,368.172
Biotechnology ProFund...........................      17,745.981      17,745.981
Energy UltraSector ProFund......................      59,362.132      59,362.132
Financial UltraSector ProFund...................      25,471.198      25,471.198
Healthcare UltraSector ProFund..................       9,765.542       9,765.542
Internet UltraSector ProFund....................      22,678.800      22,678.800
Pharmaceuticals UltraSector ProFund.............       7,366.011       7,366.011
Real Estate UltraSector ProFund.................          50.187          50.187
Semiconductor UltraSector ProFund...............      34,439.265      34,439.265
Technology UltraSector ProFund..................      35,570.431      35,570.431
Telecommunications UltraSector ProFund..........       5,815.692       5,815.692
Utilities UltraSector ProFund...................      10,867.407      10,867.407
Wireless Communications UltraSector ProFund.....      23,911.749      23,911.749

   As of the Record Date, the following number of shares of the Money Market ProFund, representing the indicated number of votes, were outstanding:

                                                  Number of Shares Outstanding
ProFund                                           and Votes Represented Thereby
-------                                           -----------------------------
Money Market ProFund.............................        749,762,339.663

Principal Shareholders

   As of March 2, 2001, the following persons were known by the Trust to own beneficially five percent (5%) or more of the outstanding Service Class shares of any ProFund, and five percent or more of the outstanding shares of the Money Market ProFund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934:

                                                             Shares Beneficially Percentage of
        ProFund              Beneficial Owner and Address           Owned          Ownership
        -------              ----------------------------    ------------------- -------------
Bull ProFund............  George Compton                           3,979.790         5.955%
                          1836 Alta Vista
                          Munster IN 46321

Bull ProFund............  Geraldine M. Peiffer                     4,485.342         6.711%
                          6541 Forest Avenue
                          Hammond, IN 46324

OTC ProFund.............  Prince Street Partners LP               10,037.974        27.755%
                          127 S Fairfax ST PMB 350
                          Alexandria, VA 22314

OTC ProFund.............  The Sentry Fund LP                      11,433.166        31.612%
                          127 S Fairfax ST PMB 350
                          Alexandria, VA 22314

OTC ProFund.............  Wexford Clearing Services                2,581.907         7.139%
                          FBO Abigail G. Melamed
                          Piedmont, CA 94611

UltraMid-Cap ProFund....  Worldmark Master Fund                   13,626.687         9.305%
                          11465 Old Harbour RD
                          North Palm Beach, FL 33408

UltraMid-Cap ProFund....  Hollandia Holdings Ltd                   7,858.531         5.366%
                          Nassua Bahamas 999

UltraSmall-Cap ProFund..  Worldmark Master Fund                   21,015.171         7.936%
                          11465 Old Harbour RD
                          North Palm Beach, FL 33408

UltraSmall-Cap ProFund..  CIBC World Markets Corp                 64,491.979        24.354%
                          FBO 033-51914-17
                          Church Street Station NY, NY 10008

UltraSmall-Cap ProFund..  Lyxor Master Fund Tour SG               33,368.984        12.601%
                          A18411 17 Cours Valmy
                          Paris Ladefense France, 067 92987

UltraOTC ProFund........  Worldmark Master Fund                  244,241.753         7.594%
                          11465 Old Harbour RD
                          North Palm Beach, FL 33408

UltraEurope ProFund.....  David G. Mock W170                         712.727         5.709%
                          N8796 Sheridan Dr
                          Menomonee Falls, WI 53051

UltraEurope ProFund.....  Wayne W. Schulz                            654.516         5.242%
                          660 Crescent LN
                          Lakewood, CO 80215

                                                             Shares Beneficially Percentage of
        ProFund              Beneficial Owner and Address           Owned          Ownership
        -------              ----------------------------    ------------------- -------------
UltraJapan ProFund......  NFSC FEBO Y02-146587                    1,418.054          6.418%
                          FMT CO Cust IRA Rollover
                          104 Glenwood Rd
                          Ridgewood, NJ 07450

UltraJapan ProFund......  Wexford Clearing Services               4,776.430         21.618%
                          FBO Lou Lee TTEE 45
                          Vista Tiburon DR
                          Tiburon, CA 94920

UltraJapan ProFund......  Prudential Securities FBO               1,662.691          7.525%
                          Denalon Inc
                          427 N Canyon DR Ste 204
                          Beverly Hills, CA 90210

UltraBear ProFund.......  CIBC World Markets Corp                40,676.568         26.504%
                          FBO 033-13550-16
                          Church Street Station NY, NY 10008

UltraBear ProFund.......  CIBC World Markets Corp                29,317.543         19.103%
                          FBO 033-13550-24
                          Church Street Station NY, NY 10008

UltraShort OTC ProFund..  NFSC FEBO Y02-0814485                   4,533.854         19.890%
                          Douglas James Lober
                          35 Beverly Road
                          Wellesley, MA 02481

UltraShort OTC ProFund..  NFSC FEBO X41-072915                    2,503.756         10.984%
                          Arnold C. Greenberg
                          61 S Main St Ste 211
                          W Hartford CT 06107

Biotechnology
 UltraSector ProFund....  NFSC FEBO 120-331511                    2,238.138         12.612%
                          FMT CO Cust IRA
                          5200 Gulf Dr Apt 301
                          Holmes Beach, FL 34217

Biotechnology
 UltraSector ProFund....  NFSC FEBO BX6-013196                    1,836.547         10.349%
                          Gale S Willoughby
                          Hills Garden, 2730 SOM
                          Center Road
                          Willoughby Hills, OH 44094

Biotechnology
 UltraSector ProFund....  Wexford Clearing Services               4,502.476         25.372%
                          FBO Lou Lee TTEE
                          45 Vista Tiburon DR
                          Tiburon, CA 94920

Biotechnology
 UltraSector ProFund....  David G. Mock                           1,045.478          5.891%
                          W170 N8796 Sheridan Dr
                          Menomonee Falls, WI 53051

                                                      Shares Beneficially Percentage of
        ProFund          Beneficial Owner and Address        Owned          Ownership
        -------          ---------------------------- ------------------- -------------
Financial UltraSector    NFSC FEBO BX6-013196              2,345.216          9.207%
 ProFund................ Gale S Willoughby
                         Hills Garden, 2730 SOM
                         Center Road
                         Willoughby Hills, OH 44094

Healthcare UltraSector   Samuel D. Santa Rita                610.595          6.253%
 ProFund................ 4303 Glann Road
                         Toledo, OH 43607

Healthcare UltraSector   Hemalatha Sabapathy                 844.893          8.652%
 ProFund................ 44 Harbor RD Harbor Acres
                         Sands Point, NY 11050

Healthcare UltraSector   NFSC FEBO C6A-207489              1,559.252         15.967%
 ProFund................ NFSC FMTC IRA
                         1846 Mountain Top RD
                         Bridgewater, NJ 08807

Healthcare UltraSector   NFSC FEBO X49-177822              1,181.525         12.099%
 ProFund................ Louise H. Eckert
                         100 E Hartsdale Ave. Apt 6GE
                         Hartsdale, NY 10530

Healthcare UltraSector   NFSC FEBO 150-526657                511.725          5.240%
 ProFund................ FMT Co Cust IRA Rollover
                         28 Fox Run Rd
                         Medway, MA 02053

Internet UltraSector     NFSC FEBO C6A-539961              3,331.853         14.692%
 ProFund................ NFSC FMT IRA Rollover
                         Apt 6
                         NY, NY 10003

Pharmaceuticals
 UltraSector ProFund.... Samuel D. Santa Rita                606.987          8.240%
                         4303 Glann Road
                         Toledo, OH 43607

Pharmaceuticals
 UltraSector ProFund.... NFSC FEBO OKS-170011              1,496.607         20.318%
                         NFSC FMTC IRA
                         2432 Yucca Str
                         Phoenix, AZ 85028

Pharmaceuticals
 UltraSector ProFund.... Dragana C Kukich                    403.338          5.476%
                         Fessenden
                         601 Troon RD
                         Hollond, OH 43528

Pharmaceuticals
 UltraSector ProFund.... David Petkovich                     649.589          8.819%
                         19474 Beach Cliff DR
                         Rocky River, OH 44116

                            Beneficial Owner and     Shares Beneficially Percentage of
        ProFund                    Address                  Owned          Ownership
        -------             --------------------     ------------------- -------------
Pharmaceuticals
 UltraSector ProFund.... NFSC FEBO 139-248240               450.653          6.118%
                         FMT Cust IRA Rollover
                         77 Brooks RD
                         Moorestown, NJ 08057

Real Estate UltraSector  Mark Gunnion                        48.123         95.887%
 ProFund................ 809 Colby ST
                         San Francisco, CA 94134

Semiconductor            NFSC FEBO C6A-539961             3,761.284         10.922%
 UltraSector ProFund.... NFSC FMTC IRA Rollover
                         Apt 6
                         NY, NY 10003

Semiconductor            Dane N. Butcher                  2,478.261          7.196%
 UltraSector ProFund.... 1575 E Valley RD
                         Montecito, CA 93108

Semiconductor            NFSC FEBO C6A-207489             2,564.103          7.445%
 UltraSector ProFund.... NFSC FMTC IRA
                         1846 Mountain Top RD
                         Bridgewater, NJ 08807

Technology UltraSector   NFSC FEBO X49-177822             2,502.844          6.662%
 ProFund................ Louise H Eckert
                         100 E Hartsdale Ave Apt 6GE
                         Hartsdale, NY 10530

Telecommunications
 UltraSector ProFund.... Hemalatha Sabapathy                715.713         12.307%
                         44 Harbor RD Harbor Acres
                         Sands Point, NY 11050

Utilities UltraSector    NFSC FEBO OKS-438081             1,075.860          9.900%
 ProFund................ NFSC FMTC IRA
                         1707 E Menlo ST
                         Mesa, AZ 85203

Utilities UltraSector    NFSC FEBO OKS-195260               925.017          8.512%
 ProFund................ NFSC FMTC IRA
                         846 N Gaylord Circle
                         Mesa, AZ 85213

Utilities UltraSector    NFSC FEBO OKS-322032               853.485          7.854%
 ProFund................ NFSC FMTC IRA Rollover
                         8425 E Sulky Circle
                         Scottsdale, AZ 85255

Utilities UltraSector    NFSC FEBO STL-000841               760.843          7.001%
 ProFund................ NFSC FMTC IRA
                         7537 N 49th DR
                         Glendale, AZ 85301

                          Beneficial Owner and  Shares Beneficially Percentage of
        ProFund                 Address                Owned          Ownership
        -------           --------------------  ------------------- -------------
Utilities UltraSector    NFSC FEBO HT1-002771          637.484         5.866%
 ProFund................ NFSC FMTC IRA Rollover
                         45 West Pondfield Road
                         Bronxville, NY 10708

Wireless Communications
 UltraSector ProFund.... Randy L. Daugherty          1,196.370         5.003%
                         Heidi A. Daugherty
                         794 Birwin
                         Fayetteville, AR 72703

Trustees and Officers

     As of March 2, 2001, the Trustees and officers of the Trust, as a group, owned less than one percent (1%) of the outstanding shares of the Trust, any ProFund, or any class of shares of any ProFund.

                                                           PROFUNDS

                                                 MONEY MARKET PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposals 1 and 2.

Vote On Proposals
                                                                                                      For     Against     Abstain

1.   To approve an Investment Advisory Agreement with respect to the Money
     Market ProFund.                                                                                  [_]       [_]         [_]

2.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

3.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                                    BULL PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                                  ULTRABULL PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                                 ULTRAMID-CAP PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                                ULTRASMALL-CAP PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                                     OTC PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                                  ULTRAOTC PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [x]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                                  ULTRAEUROPE PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                                  ULTRAJAPAN PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                                     BEAR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                                   ULTRABEAR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                                ULTRASHORT OTC PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                             BIOTECH ULTRASECTOR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                              ENERGY ULTRASECTOR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                           FINANCIAL ULTRASECTOR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                          HEALTHCARE ULTRASECTOR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                            INTERNET ULTRASECTOR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                        PHARMACEUT ULTRASECTOR PROFUNDS-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                         REAL ESTATE ULTRASECTOR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                             SEMICON ULTRASECTOR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                          TECHNOLOGY ULTRASECTOR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                            TELECOMM ULTRASECTOR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                           UTILITIES ULTRASECTOR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------

                                                           PROFUNDS

                                       WIRELESS COMM ULTRASECTOR PROFUND-SERVICE
PROFUNDS
7900 WISCONSIN AVENUE                           SPECIAL MEETING OF SHAREHOLDERS
SUITE 300
BETHESDA, MD 20814                                       April 25, 2001


                         The undersigned hereby appoints Scott J. Liotta and
                    Mark E. Rayford and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at 2:00 p.m. Eastern time on April 25, 2001 at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the right and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                                              PROFND                            KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS - SERVICE CLASS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal
                                                                                                      For     Against     Abstain

1.   To approve a Distribution and Service Plan with respect to the Trust's
     Service Class shares.                                                                            [_]       [_]         [_]

2.   To transact such other business as may properly come before the Meeting.



-----------------------------------------------            ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date               Signature (Joint Owners)      Date
------------------------------------------------------------------------------------------------------------------------------------